PROSPECTUS                                                           MAY 2, 2005


[JOHNSON MUTUAL FUNDS LOGO]


Prospectus dated May 2, 2005


- Johnson Growth Fund
- Johnson Opportunity Fund
- Johnson Realty Fund
- Johnson Fixed Income Fund
- Johnson Municipal Income Fund


                           Johnson Mutual Funds Trust
                               3777 West Fork Road
                              Cincinnati, OH 45247
                                 (513) 661-3100
                                 (800) 541-0170
                               FAX (513) 661-4901


     LIKE ALL MUTUAL FUND SHARES AND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE, PRINCIPAL RISKS AND FUND PERFORMANCE
   Growth Fund                                                                      1
   Opportunity Fund                                                                 2
   Realty Fund                                                                      3
   Fixed Income Fund                                                                4
   Municipal Income Fund                                                            5
Costs of Investing in the Funds                                                     6

HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND
   How to Buy Shares                                                              7-8
   How to Sell Shares                                                             8-9
   How to Exchange Shares                                                           9
Share Price Calculation                                                             9
Dividends and Distributions                                                      9-10
Taxes                                                                              10
Management of the Funds                                                         10-11

OTHER INFORMATION ABOUT INVESTMENTS
   Fair Value Disclosure                                                           11
   Market Timing Disclosure                                                        11
   Portfolio Managers                                                           11-12
   Johnson Growth Fund and Johnson Opportunity Fund                                12
   Johnson Municipal Income Fund                                                12-13
   General                                                                         13
Financial Highlights                                                               14
Privacy Policy                                                                     15
Investment Adviser, Transfer Agent, Auditors, Custodian, Legal Counsel      Back Page

- MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

JOHNSON GROWTH FUND                                 PROSPECTUS DATED MAY 2, 2005

INVESTMENT OBJECTIVE
     The investment objective of the Growth Fund is long term capital growth.

PRINCIPAL STRATEGIES
     The Fund invests primarily in common stocks of larger-sized U.S. companies (those with a market capitalization above $15 billion) that its Adviser believes offer opportunities for capital appreciation. While diversification by company and sector is an important consideration, the Adviser uses three primary criteria in selecting stocks for the Fund: quality, growth and valuation. The Adviser looks for companies with quality characteristics such as strong management, healthy balance sheets, and sustainable competitive advantages, and positive growth criteria such as increasing revenues, cash flow and earnings. The Adviser then analyzes the stock price of these companies using traditional valuation measures such as price/earnings ratios and price/book value ratios. The Adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of stock prices.

PRINCIPAL RISKS OF INVESTING IN THE FUND
   - COMPANY RISK is the risk that the Fund value might decrease in response to the activities and financial prospects of an individual company.
   - MARKET RISK is the risk that the Fund value might decrease in response to general market and economic conditions.
   - VOLATILITY RISK - Common stocks tend to be more volatile than other investment choices.
   - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
     The Fund may be a suitable investment for:
   - long term investors seeking a Fund with a growth investment strategy
   - investors willing to accept price fluctuations in their investment
   - investors who can tolerate the greater risks associated with common stock investments

HOW THE FUND HAS PERFORMED
     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

[CHART]

                            Annual Total Returns for
                                 the Growth Fund
                         as of December 31 of each year

1995        31.61%
1996        16.85%
1997        33.96%
1998        29.10%
1999        11.31%
2000       -13.47%
2001       -12.58%
2002       -27.42%
2003        22.21%
2004        11.04%

     During the period shown, the highest return for a calendar quarter was 23.05% in the fourth quarter of 1998, and the lowest return was -17.68% in the third quarter of 2001.

                          Average Annual Total Returns
                     For the period ended December 31, 2004

                                    1 YEAR   5 YEARS     10 YEARS
                                    ------   -------     --------
Return Before Taxes                 11.04%    -5.72%       8.22%
Return After Taxes
   on Distributions(1)              10.92%    -5.79%       7.25%
Return After Taxes on
   Distributions and
   Sale of Fund Shares(1)            7.33%    -4.79%       6.71%
S&P 500 Index
   (reflects no
   deduction for fees,
   expenses or taxes)               10.88%    -2.30%      12.05%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax return depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

JOHNSON OPPORTUNITY FUND                            PROSPECTUS DATED MAY 2, 2005

INVESTMENT OBJECTIVE
     The investment objective of the Opportunity Fund is long term capital growth.

PRINCIPAL STRATEGIES
     The Fund invests primarily in equity securities of medium-sized companies (those with a market capitalization between $1 billion and $15 billion) that its Adviser believes offer opportunities for capital appreciation. The Adviser primarily selects companies for the Fund's portfolio using a quantitative model developed by the Adviser. The model evaluates stocks based on company specific information gathered from financial reports, market data and other sources that the Adviser believes are the best measures of profitability, growth and valuation. Diversification by company and sector is also an important consideration. The Adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of stock prices.

PRINCIPAL RISKS OF INVESTING IN THE FUND
   - COMPANY RISK is the risk that the Fund value might decrease in response to the activities and financial prospects of an individual company.
   - MARKET RISK is the risk that the Fund value might decrease in response to general market and economic conditions.
   - VOLATILITY RISK - Common stocks tend to be more volatile than other investment choices.
   - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

     In addition, the stocks of medium sized companies are subject to certain risks including:
   - Possible dependence on a limited product line, limited financial resources or management group.
   - Less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks.
   - Greater fluctuation in value than larger, more established company stocks.

IS THIS FUND RIGHT FOR YOU?
     The Fund may be a suitable investment for:
   - long term investors seeking a Fund with a growth investment strategy
   - investors willing to accept price fluctuations in their investment
   - investors who can tolerate the greater risks associated with common stock investments

HOW THE FUND HAS PERFORMED
     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

[CHART]

                            Annual Total Returns for
                              the Opportunity Fund
                         as of December 31 of each year

1995        25.27%
1996        23.10%
1997        27.26%
1998        18.93%
1999        12.65%
2000         6.34%
2001       -15.17%
2002       -21.42%
2003        34.78%
2004        20.42%

     During the period shown, the highest return for a calendar quarter was 19.43% in the fourth quarter of 1998, and the lowest return was -21.57% in the third quarter of 2001.

                          Average Annual Total Returns
                     For the period ended December 31, 2004

                                             1 YEAR     5 YEARS    10 YEARS
                                             ------     -------    --------
Return Before Taxes                           20.42%      2.84%     11.70%
Return After Taxes
   on Distributions(1)                        17.74%      2.14%     10.74%
Return After Taxes on
   Distributions and
   Sale of Fund Shares(1)                     14.24%      2.17%     10.01%
(3)Russell Midcap Index
   (reflects no
   deduction for fees,
   expenses or taxes)                         20.22%      7.59%     14.50%

(1)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax return depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

JOHNSON REALTY FUND                                 PROSPECTUS DATED MAY 2, 2005

INVESTMENT OBJECTIVE
     The investment objective of the Realty Fund is above average income and long term capital growth.

PRINCIPAL STRATEGIES
     The Fund invests primarily in equity securities of companies in the real estate industry, including but not limited to REITs (real estate investment trusts) and other real estate related equity securities, such as common stock, preferred stock and/or convertible securities of companies engaged in real estate related businesses. Under normal circumstances, at least 80% of the Fund's total assets will be in the real estate industry. A company is in the "real estate industry" if it derives 50% or more of its income from real estate or invests 50% or more of its assets in real estate.

     The Fund's Adviser uses fundamental "bottom-up" analysis to select securities, favoring companies that the Adviser believes offer better growth prospects at reasonable valuations. The Adviser examines fundamental criteria such as income statements, balance sheets, and cash flow analysis to evaluate a company's growth prospects. The Adviser enhances this approach by using "top-down" economic information to determine which property types or areas of the real estate industry will be emphasized.

     The Fund will invest primarily in equity REITs that invest in office, residential, retail, industrial, and other specialty properties such as hotels, self-storage facilities, healthcare facilities, and parking facilities. The Adviser intends to diversify by sector and geographic location but will not attempt to duplicate the real estate market as a whole in terms of proportion of invested assets in any specific region or property category.

PRINCIPAL RISKS OF INVESTING IN THE FUND
   - COMPANY RISK is the risk that the Fund value might decrease in response to the activities and financial prospects of an individual company.
   - MARKET RISK is the risk that the Fund value might decrease in response to general market and economic conditions.
   - REAL ESTATE RISK - The Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as:
         - Decreases in real estate values
         - Overbuilding
         - Environmental liabilities

   - Increases in operating costs, interest rates and/or property taxes.
   - Some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.
   - REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.
   - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
     Due to the Fund's concentration in the real estate industry, the Fund is not intended to be a complete investment program; however, the Fund may be a suitable investment for:

   - long term investors
   - investors looking to diversify into real estate securities
   - investors willing to accept fluctuations in the value of their investments

HOW THE FUND HAS PERFORMED
     The chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

[CHART]

                            Annual Total Returns for
                                 the Realty Fund
                         as of December 31 of each year

1998       -18.56%
1999        -2.47%
2000        26.22%
2001         4.75%
2002         3.50%
2003        34.23%
2004        32.40%

     During the period shown, the highest return for a calendar quarter was 11.20% in the second quarter of 2000; and the lowest return was -10.86% for the third quarter of 1998.

                          Average Annual Total Returns
                     For the period ended December 31, 2004

                                                                     SINCE
                                             1 YEAR     5 YEARS   INCEPTION(1)
                                             ------     -------   ------------
Return Before Taxes                           32.40%     19.45%      9.86%
Return After Taxes
   on Distributions(2)                        28.79%     17.61%      7.60%
Return After Taxes on
   Distributions and
   Sale of Fund Shares(2)                     23.95%     16.24%      7.14%
(3)NAREIT Index
   (reflects no
   deduction for fees,
   expenses or taxes)                         31.58%     21.95%     11.34%

(1) Inception of the Realty Fund was January 2, 1998
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax return depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) NAREIT = National Association of Real Estate Investment Trust

JOHNSON FIXED INCOME FUND                           PROSPECTUS DATED MAY 2, 2005

INVESTMENT OBJECTIVE
     The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES
     The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, convertible bonds, mortgage-backed securities, collateralized mortgage obligations, domestic and foreign corporate and government securities, municipal securities, zero coupon bonds and short term obligations, such as commercial paper and repurchase agreements. The Adviser typically selects fixed income securities with maturities between three and fifteen years, based on the available yield at various maturity levels. The Fund will normally invest at least 95% of its assets in investment grade fixed income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND
   - INTEREST RATE RISK is the risk that the value of your investment may decrease when interest rates rise.
   - CREDIT RISK is the risk that the issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.
   - PREPAYMENT RISK is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.
   - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
     The Fund may be a suitable investment for:
   - long term investors seeking a fund with an income and capital preservation strategy
   - investors seeking to diversify their holdings with bonds and other fixed income securities
   - investors willing to accept price fluctuations in their investments.

HOW THE FUND HAS PERFORMED
     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

[CHART]

                            Annual Total Returns for
                              the Fixed Income Fund
                         as of December 31 of each year

1995        17.70%
1996         3.11%
1997         8.44%
1998         9.05%
1999        -3.68%
2000         9.76%
2001         6.11%
2002        10.16%
2003         3.44%
2004         2.22%

     During the period shown, the highest return for a calendar quarter was 6.04% in the second quarter of 1995, and the lowest return was -3.42% for the first quarter of 1994.

                          Average Annual Total Returns
                     For the period ended December 31, 2004

                                              1 YEAR    5 YEARS    10 YEARS
                                              ------    -------    --------
Return Before Taxes                            2.22%      6.29%      6.49%
Return After Taxes
   on Distributions(1)                         0.96%      4.47%      4.44%
Return After Taxes
   on Distributions and
   Sale of Fund Shares(1)                      1.48%      4.26%      4.30%
Lehman Intermediate
   Index (reflects no
   deduction for fees,
   expenses or taxes)                          3.04%      7.21%      7.16%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax return depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

JOHNSON MUNICIPAL INCOME FUND                       PROSPECTUS DATED MAY 2, 2005

INVESTMENT OBJECTIVE
     The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES
     The Fund invests primarily in investment grade municipal securities issued by or on behalf of states, territories and possessions of the United States, and other political subdivisions, agencies, authorities and instrumentalities, the income from which is exempt from regular federal income tax. The Adviser primarily invests in Ohio municipal securities which provide income that is exempt from both Ohio and regular federal income tax. The Fund may concentrate its investments in a particular segment of the bond market, such as housing agency bonds or airport bonds.

     The Adviser typically selects securities with maturities between three and fifteen years, based on the available yield at various maturity levels. The Fund will normally invest at least 95% of its assets in investment grade municipal securities (or unrated municipal securities that the Adviser determines are of comparable quality) which provide income that is exempt from Federal Income tax and the alternative minimum tax.

PRINCIPAL RISKS OF INVESTING IN THE FUND
   - INTEREST RATE RISK is the risk that the value of your investment may decrease when interest rates rise.
   - CREDIT RISK is the risk that the issuer of a bond may not be able to make interest and principal payment when due.
   - POLITICAL RISK is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. This is because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors.
   - GEOGRAPHIC RISK - Because the Fund invests primarily in bonds from the State of Ohio, it is particularly sensitive to political and economic factors that negatively affect Ohio.
   - SEGMENT RISK - Economic or political factors affecting one bond in a particular segment of the bond market may affect other bonds within the segment in the same manner.
   - NON-DIVERSIFICATION RISK - The Fund may be invested in securities of fewer issuers than a diversified fund. This may cause greater fluctuation in the Fund's value and may make the Fund more susceptible to any single risk.
   - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
     The Fund may be a suitable investment for long term:
   - investors seeking a fund with a federally tax-free income strategy
   - investors willing to concentrate their investment primarily in the State of Ohio
   - investors willing to accept price fluctuations in their investment

HOW THE FUND HAS PERFORMED
     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

[CHART]

                            Annual Total Returns for
                            the Municipal Income Fund
                         as of December 31 of each year

1995        10.88%
1996         3.43%
1997         6.23%
1998         5.19%
1999        -1.24%
2000         8.48%
2001         4.66%
2002         8.23%
2003         2.67%
2004         1.72%

     During the period shown, the highest return for a calendar quarter was 4.21% in the first quarter of 1995, and the lowest return was -2.20% for the second quarter of 1999.

                          Average Annual Total Returns
                     For the period ended December 31, 2004

                                              1 YEAR    5 YEARS    10 YEARS
                                              ------    -------    --------
Return Before Taxes                            1.72%      5.11%      5.01%
Return After Taxes
   on Distributions(1)                         0.98%      5.11%      4.96%
Return After Taxes
   on Distributions and
   Sale of Fund Shares(1)                      1.75%      4.94%      4.85%
Lehman Five Year
   General Obligation
   Index
   (reflects no deduction
   for fees, expenses
   or taxes)                                   2.95%      5.94%      5.87%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax return depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

JOHNSON MUTUAL FUNDS                                PROSPECTUS DATED MAY 2, 2005

COSTS OF INVESTING IN THE FUNDS:

     This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                     FIXED    MUNICIPAL
                                                   GROWTH  OPPORTUNITY   REALTY     INCOME     INCOME
                                                   ------  -----------   ------     ------    ---------
SHAREHOLDER FEES(1) FIXED
(fees paid directly from your investment)
Maximum Front End Load                              None       None       None       None       None
Deferred Load                                       None       None       None       None       None
Redemption Fee                                      None       None       None       None       None
Exchange Fee                                        None       None       None       None       None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
Management Fees                                     1.00%      1.00%      1.00%      1.00%      1.00%
12b-1 Fees                                          None       None       None       None       None
Total Annual Fund Operating Expenses                1.00%      1.00%      1.00%      1.00%      1.00%
Fee Waiver(2)                                       0.05%      0.05%      0.05%      0.15%      0.35%
NET EXPENSES                                        0.95%      0.95%      0.95%      0.85%      0.65%

(1) A processing fee will be deducted from any wire sales proceeds and paid to the Custodian.

(2) The Adviser has contractually agreed to waive fees by the amounts shown through April 30, 2006. The Adviser may not unilaterally change the contract until May 1, 2006.

EXAMPLE:

     The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:

                                            1 YEAR     3 YEARS   5 YEARS    10 YEARS
                                           --------   --------   --------   --------
Growth Fund                                $     97   $    304   $    539   $  1,215
Opportunity Fund                           $     97   $    304   $    539   $  1,215
Realty Fund                                $     97   $    304   $    539   $  1,215
Fixed Income Fund                          $     87   $    272   $    508   $  1,186
Municipal Income Fund                      $     67   $    209   $    446   $  1,127

HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND
     The Funds and their transfer agent, Johnson Financial, Inc., can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in the Fund, please contact:

FUNDS:
Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

TRANSFER AGENT:
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

HOW TO BUY SHARES
     You buy shares for each Fund at the Fund's net asset value (NAV) next determined after your order is received by the Transfer Agent. Purchase requests submitted by check, wire or exchange received at the Transfer Agent before the close of regular trading on the New York Stock exchange (generally 4:00 p.m., Eastern time) receive the NAV determined as of the close of trading on the current day, and purchase requests received after that time receive the NAV next determined the first business day following the date of receipt.

     INITIAL PURCHASE: The minimum initial investment for each Fund is $2,000. Due to federal limitations, the minimum initial investment for a Coverdell Education IRA is $500. You may diversify your investments by choosing a combination of any of the Funds for your investment program.

     BY MAIL -- You may purchase shares of any Fund by following these steps:
   - Complete and sign an application;
   - Draft a check made payable to: Johnson Mutual Funds;
   - Identify on the check and on the application the Fund(s) in which you would like to invest;
   - Mail the application, check and any letter of instruction to the Transfer Agent.

     BY WIRE -- You may purchase shares of any Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Transfer Agent first to open an account and obtain an account number. Your bank must then wire the specified amount according to the following instructions:
National City Bank
Johnson Mutual Funds
ABA #044000011
Account #983243416
For Further Credit to: Johnson Mutual Funds
Shareholder Account Name:_____________________
Shareholder Account Number:___________________

     You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. Wires for purchases not received by 4:00 p.m. Eastern Time the business day following the order's trade date will be cancelled. There is presently no fee for the receipt of wired funds, but the Funds may charge a fee in the future.

ADDITIONAL PURCHASES
     You may buy additional shares of a Fund at any time (minimum of $100) by mail or by bank wire. Each additional purchase request must contain:
   - Name of your account(s);
   - Account number(s);
   - Name of the Fund(s) in which you wish to invest.

     Checks should be made payable to "Johnson Mutual Funds" and should be sent to the Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT OPTION
     You may arrange to make additional investments ($100 minimum) automatically on a monthly or bi-monthly basis by transferring money from your checking account. You must complete the "Optional Automatic Investment Plan" section of the application and provide the Trust with a voided check from the account you wish to use for the automatic investment. You may terminate this automatic investment program at any time by contacting the Transfer Agent.

     The Funds may limit the amount of purchases and reject any purchase request in whole or in part. If your check or wire does not clear, you will be responsible for any loss incurred. The Fund can sell other shares you own as reimbursement for any loss incurred.

CUSTOMER IDENTIFICATION PROGRAM
     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

HOW TO SELL SHARES
     You may sell shares in a Fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your request for a sale should be addressed to the Johnson Mutual Funds and must include:
   - Letter of instruction;
   - Fund name;
   - Account number(s);
   - Account name(s);
   - Dollar amount or the number of shares you wish to sell.

     All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

     Requests for redemptions received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

     The Funds may require that signatures on redemption requests be guaranteed by a bank or a member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of any Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

     BY TELEPHONE -- Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account. The minimum amount that may be wired is $1,000. Wire charges of $10 may be deducted from sale proceeds.

     By using the telephone redemption and exchange privileges, a shareholder authorizes the Funds to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, this shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

     BY SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders may request that a predetermined amount be sent by check, ACH (Automated Clearing House) or wired to them periodically, each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of instructions.

     In order to facilitate the delivery of the checks as close as possible to the end of the month, shares will be sold on the 24th day of the month or the last business day prior to the 24th day if the 24th falls on a holiday or weekend. Shares may also be sold on the 5th day of the month or the 15th day of the month at the shareholder's request. A withdrawal under the Systematic Withdrawal Program involves a sale of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

     ADDITIONAL INFORMATION -- Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the waiting period.

     When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 661-4901 or (513) 661-3160.

     Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. All shares of a Fund are also subject to an involuntary sale if the Board of Trustees determines to liquidate a Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

HOW TO EXCHANGE SHARES
     As a shareholder in any Fund in the Johnson Mutual Funds Trust, you may exchange shares for shares of any other fund in the Johnson Mutual Funds Trust, subject to the minimum initial investment requirement of the Fund into which you are making the exchange. You may make an exchange by telephone or by written request.

     BY TELEPHONE -- Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

     An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See "How to Sell Shares." An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

     Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

SHARE PRICE CALCULATION
     The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of 4:00 p.m. Eastern Time on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Stock Exchange is closed on weekends, most Federal holidays and Good Friday. The net asset value per share of each Fund will fluctuate.

     Requests to purchase, exchange and redeem shares are processed at the NAV calculated after the Transfer Agent receives your order. The Funds' assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

DIVIDENDS AND DISTRIBUTIONS
     The Realty Fund, the Fixed Income Fund and the Municipal Income Fund intend to distribute substantially all of their net investment income as dividends to shareholders on a quarterly basis. The Realty Fund, the Fixed Income Fund and the Municipal Income Fund expect their distributions will consist of income. The Opportunity Fund and the Growth Fund intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis at year end. Each Fund intends to distribute its capital gains once a year, at year end.

     Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES
     In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution. Any capital gains distributed by the Municipal Income Fund may be taxable. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

     You are not required to pay federal regular income tax on any dividends received from a Fund that represent net interest on tax-exempt municipal bonds. However, dividends representing net interest earned on some municipal bonds may be included in calculating the federal alternative minimum tax. Income that is exempt from federal tax may be subject to state and local income tax.

     The IRS treats interest on certain "private activity" bonds as a tax preference item. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Municipal Income Fund may purchase all types of municipal bonds, including private activity bonds. If it does so, a portion of its dividends may be treated as a tax preference item. In addition, although the Municipal Income Fund invests primarily in tax-exempt securities, a portion of its assets may generate income that is not exempt from federal or state income tax.

     Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Funds and the use of the Exchange Privilege.

     Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, the Funds will be required to withhold and remit to the IRS 30% of the dividends, distributions and sales proceeds payable to the shareholder. The Funds may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

MANAGEMENT OF THE FUNDS
     Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 ("Johnson") serves as investment adviser to the Funds. In this capacity, Johnson is responsible for the selection and on going monitoring of the securities in each Fund's investment portfolio and managing the Funds' business affairs. Johnson is a Cincinnati-based company that has grown, since its inception in 1965, to become one of the largest independent investment advisory firms in the Cincinnati area. As of December 31, 2004, Johnson has over $3.0 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products. An investment committee of Johnson is responsible for the investment decisions and the day-to-day management of the Funds. The management fees paid during the fiscal year ended December 31, 2004 by each Fund are:

     Growth Fund: 0.95%; Opportunity Fund: 0.95%; Realty Fund: 0.95%; Fixed Income Fund: 0.85%; and Municipal Income Fund: 0.65%.

FAIR VALUE DISCLOSURE
     Each Fund's assets are generally valued at their market value, using prices provided by a pricing service. If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the adviser may value a Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Fair value pricing may also be necessary if a Fund owns a thinly traded stock and the Fund is unable to obtain a current market price due to a lack of current trades. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

MARKET TIMING DISCLOSURE
     The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Redemptions are monitored by the Funds' transfer agent to detect redemptions that occur within a specified time period, and any account in which such activity occurs is monitored for possible market timing activity. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.

PORTFOLIO MANAGERS
     The adviser manages each of the Johnson Mutual Fund portfolios with a team of individuals who are responsible for the investment policy, portfolio management and research for the Funds.

     The Portfolio Managers for the Johnson Growth Fund are Richard Miller, who is the team leader, Jeff Cornell, Scott Muhlhauser, Dale Coates and Brian Kute.

     The Portfolio Managers for the Johnson Opportunity Fund are Brian Kute, who is the team leader, Bret Parrish, Jeff Cornell and Aaron Taylor.

     The Portfolio Managers for the Johnson Realty Fund are Fred Brink, who is the team leader, and Brian Kute.

     The Portfolio Managers for the Johnson Fixed Income Fund and Johnson Municipal Income Fund are Jason Jackman, who is the team leader, Dale Coates and Michael Leisring.

     The following describes each of the team members:

     Mr. Miller is a Chartered Financial Analyst ("CFA") charterholder and has been with the Adviser as a Portfolio Manager for the past 15 years. He has been the team leader for the Growth Fund since July, 2003.

     Mr. Kute is a CFA charterholder and has been with the Adviser for 10 years. He has had day to day responsibility with the Growth, Opportunity and Realty Funds during this entire period. Mr. Kute became the team leader of the Opportunity Fund in July, 2003.

     Mr. Jackman is a CFA charterholder and has been the team leader of the Fixed Income and Municipal Income Funds for the past 5 years. Mr. Jackman has been a member of the portfolio management team for these two funds during his entire tenure with the Adviser that has spanned 11 years.

     Mr. Coates is a CFA charterholder who has been involved with the Growth, Fixed Income and Municipal Income Funds since these three funds inception dates. He has been with the Adviser in a portfolio management role for the past 16 years.

     Mr. Muhlhauser is a CFA charterholder and has been involved with the portfolio management team of the Growth Fund since the Fund's inception. He has been with the Adviser for the past 21 years.

     Mr. Brink is a CFA charterholder and has been the team leader for the Realty Fund since its inception. Mr. Brink has also been an Equity Analyst for the Adviser since June, 1997.

     Mr. Cornell is a CFA charterholder who has been a Portfolio Manager with the Adviser for three years. Mr. Cornell has been a team member of the Growth and Opportunity Funds since July, 2003. Prior to joining the Adviser in 2001, Mr. Cornell was Portfolio Manager at Retirement Capital Advisors from 2000 to 2001 and at Countrywide Investments from 1995 to 1999.

     Mr. Parrish is a CFA charterholder who has been a Portfolio Manager with the Adviser for three years. Mr. Parrish has been a team member of the Opportunity Fund since July, 2003. Prior to joining the Adviser in 2001, Mr. Parrish was a Portfolio Manager at Ohio National Financial Services from 2000 to 2001 and at the Ohio Casualty Group from 1994 to 2000.

     Mr. Taylor is a CFA charterholder who has been involved with the Opportunity Fund management team since July, 2003. Mr. Taylor is currently an Associate Equity Analyst and has been in various other roles at the Adviser since 1999.

     Mr. Leisring is a CFA charterholder who has been involved with the Portfolio Management teams for the Fixed Income and Municipal Income Funds since July, 2003. Mr. Leisring is also currently a Fixed Income Analyst for the Adviser and has been in other roles at the Adviser since 1999.

     The Funds' SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the Portfolio Manager and respective ownership in the Funds.

PORTFOLIO DISCLOSURE
     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' Statement of Additional Information.

OTHER INFORMATION ABOUT INVESTMENTS

JOHNSON GROWTH FUND AND JOHNSON OPPORTUNITY FUND
   - NON-PRINCIPAL STRATEGY:
     Each of the Growth and Opportunity Funds expects under normal circumstances to invest no more than 15% of its net assets in American Depository Receipts (ADRs). An ADR is a certificate of ownership issued by a U.S. bank as a convenience to investors instead of the underlying foreign security which the bank holds in custody. In general, foreign investments involve higher risks than U.S. investments. Foreign markets tend to be more volatile than those of the U.S. and bring increased exposure to foreign economic, political and other events that can have a negative effect on the value of issuers in a particular foreign country.

JOHNSON MUNICIPAL INCOME FUND
   - PRINCIPAL STRATEGY:
     Because the Municipal Income Fund concentrates its investments in the State of Ohio, it is particularly sensitive to political and economic factors affecting Ohio, which could affect the creditworthiness and the value of the securities in the Fund's portfolio. The Ohio economy, while diversifying more into the service and other non-manufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the state and its political subdivisions. In line with national trends, the state has experienced budget shortfalls due to weak revenue results and higher-than-budgeted human service expenditures. Future national, regional or statewide economic difficulties, and the resulting impact on state or local government finances generally, could adversely affect the market value of Ohio municipal securities held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on those obligations.
   - NON-PRINCIPAL STRATEGY:
     The Municipal Income Fund may invest in fixed income securities which are unrated if the Adviser determines that they are of comparable quality to securities rated investment grade. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher grade securities. If the rating of a security drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.

GENERAL
     From time to time, any Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives. Each Fund may also invest in such instruments at anytime to maintain liquidity or pending selection of investments in accordance with its policies.

     You should understand that REIT's purchased by the Realty Fund have their own expenses and fees.

     The investment objectives and strategies of any Fund may be changed without shareholder approval.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand each Fund's financial results. Certain information reflects financial results for a single Fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with each Funds' financial statements, are included in the Funds' annual report, which is available upon request and without charge. The information for prior periods has been audited by McCurdy and Associates, CPA's, Inc.

                                NET                              DISTRIBUTIONS  DISTRIBUTIONS                     NAV
                BEGINNING   INVESTMENT   NET GAINS    TOTAL          FROM          FROM             TOTAL        END OF
                   NAV        INCOME     (LOSSES)   OPERATIONS     DIVIDENDS    CAPITAL GAINS   DISTRIBUTIONS    PERIOD
                    $            $           $          $             $              $                $             $
                ---------   ----------   ---------  ----------   -------------- -------------   -------------    ------
GROWTH
  2004            22.50        0.16        2.32        2.48        (0.17)         0.00            (0.17)          24.81
  2003            18.50        0.11        4.00        4.11        (0.11)         0.00            (0.11)          22.50
  2002            25.58        0.07       (7.08)      (7.01)       (0.07)         0.00            (0.07)          18.50
  2001            29.28        0.02       (3.70)      (3.68)       (0.02)         0.00            (0.02)          25.58
  2000            33.86        0.02       (4.58)      (4.56)       (0.02)         0.00            (0.02)          29.28

OPPORTUNITY
  2004            30.12        0.05        6.10        6.15        (0.08)        (3.05)           (3.13)          33.14
  2003            22.37        0.03        7.75        7.78        (0.03)         0.00            (0.03)          30.12
  2002            28.53        0.05       (6.16)      (6.11)       (0.05)         0.00            (0.05)          22.37
  2001            33.63       (0.03)      (5.07)      (5.10)        0.00          0.00             0.00           28.53
  2000            33.40       (0.06)       2.22        2.16         0.00         (1.93)           (1.93)          33.63

FIXED INCOME
  2004            16.32        0.57       (0.21)       0.36        (0.57)        (0.03)           (0.60)          16.08
  2003            16.43        0.67       (0.11)       0.56        (0.67)         0.00            (0.67)          16.32
  2002            15.60        0.72        0.83        1.55        (0.72)         0.00            (0.72)          16.43
  2001            15.48        0.82        0.12        0.94        (0.82)         0.00            (0.82)          15.60
  2000            14.93        0.86        0.55        1.41        (0.86)         0.00            (0.86)          15.48

MUNICIPAL INCOME
  2004            16.49        0.51       (0.23)       0.28        (0.52)         0.00            (0.52)          16.25
  2003            16.61        0.56       (0.12)       0.44        (0.56)         0.00            (0.56)          16.49
  2002            15.90        0.58        0.71        1.29        (0.58)         0.00            (0.58)          16.61
  2001            15.79        0.63        0.10        0.73        (0.62)         0.00            (0.62)          15.90
  2000            15.18        0.65        0.61        1.26        (0.65)         0.00            (0.65)          15.79

                                               (1)RATIO OF       (1)RATIO OF
                                                 EXPENSES            NET
                               NET ASSETS         TO AVG          INCOME TO    PORTFOLIO
                       TOTAL     END OF            NET             AVG NET      TURNOVER
                      RETURN     PERIOD           ASSETS            ASSETS        RATE
                         %     $ MILLIONS            %                %             %
                      ------   ----------      -----------       -----------   ---------
GROWTH
  2004                11.04      50.16            0.95            0.67          60.39
  2003                22.21      48.75            0.95            0.54          64.36
  2002               (27.42)     41.16            0.95            0.30          49.39
  2001               (12.58)     52.49            0.95            0.04          37.08
  2000               (13.47)     55.97            0.95            0.06          32.03

OPPORTUNITY
  2004                20.42      83.86            0.95            0.15          81.33
  2003                34.78      73.53            0.95            0.12         164.84
  2002               (21.42)     55.26            0.95            0.18          61.32
  2001               (15.17)     68.82            0.95           (0.11)         46.30
  2000                 6.34      75.51            0.95           (0.19)         34.06

FIXED INCOME
  2004                 2.22      55.39            0.85            3.51          36.54
  2003                 3.44      49.21            0.85            4.07          31.03
  2002                10.16      45.97            0.85            4.59          32.03
  2001                 6.11      39.52            0.85            5.19          22.72
  2000                 9.76      34.53            0.85            5.77          29.16

MUNICIPAL INCOME
  2004                 1.72       9.14            0.65            3.16          12.77
  2003                 2.67       9.49            0.65            3.37           3.82
  2002                 8.23       9.45            0.65            3.64           3.01
  2001                 4.66       7.88            0.65            3.97           5.57
  2000                 8.48       6.06            0.65            4.30           0.00

                                NET                                           DISTRIBUTIONS  DISTRIBUTIONS   DISTRIBUTIONS
                BEGINNING   INVESTMENT   RETURN OF   NET GAINS       TOTAL        FROM           FROM            FROM
                   NAV        INCOME      CAPITAL    (LOSSES)     OPERATIONS    DIVIDENDS    CAPITAL GAINS        ROC
                    $            $           $          $              $            $              $               $
                ---------   ----------   ---------  ----------    ----------  -------------  -------------   -------------
REALTY
  2004            16.36        0.63        0.18        4.38          5.19         (0.62)        (2.21)            0.00
  2003            12.67        0.72        0.19        3.50          4.41         (0.72)         0.00             0.00
  2002            12.83        0.63        0.07       (0.22)         0.48         (0.63)         0.00             0.00
  2001            12.88        0.64        0.05       (0.10)         0.59         (0.64)         0.00             0.00
  2000            10.72        0.61        0.05        2.11          2.77         (0.61)         0.00             0.00

                                                                        (1)RATIO OF       (1)RATIO OF
                                                                         EXPENSES             NET
                                  NAV                   NET ASSETS        TO AVG           INCOME TO     PORTFOLIO
                  TOTAL          END OF         TOTAL     END OF            NET             AVG NET       TURNOVER
              DISTRIBUTIONS      PERIOD        RETURN     PERIOD          ASSETS            ASSETS         RATE
                    $              $              %     $ MILLIONS           %                 %             %
              -------------      ------        ------   -----------     -----------       -----------    ---------
REALTY
  2004           (2.83)          18.72          32.40      19.43            0.95              3.36         24.88
  2003           (0.72)          16.36          34.23      23.01            0.95              3.93         24.93
  2002           (0.63)          12.67           3.50      16.30            0.95              5.10         11.77
  2001           (0.64)          12.83           4.75       9.26            0.95              5.10          7.36
  2000           (0.61)          12.88          26.22       8.47            0.95              5.30          0.86

(1)The Adviser waived the maximum 1.00% management fee to sustain a fee of 0.95% for the Growth Fund, Opportunity Fund, and Realty Fund; 0.85% for the Fixed Income Fund; and 0.65% for the Municipal Income Fund. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. As of December 31, 2004, assuming no waiver of management fee expenses, the ratios would have been: Growth Fund; Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 0.62%; Opportunity Fund; Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 0.10%; Realty Fund; Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 3.31%; Fixed Income Fund; Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 3.36%; Municipal Fund; Expenses to Average Net Assets: 1.00% and Net Income to Average Net
Assets: 2.81%

                                 PRIVACY POLICY

     THE RELATIONSHIP BETWEEN JOHNSON INVESTMENT COUNSEL, OUR AFFILIATES (JOHNSON TRUST COMPANY AND JOHNSON MUTUAL FUNDS) AND OUR CLIENTS IS THE MOST IMPORTANT ASSET OF OUR FIRM. WE STRIVE TO MAINTAIN YOUR TRUST AND CONFIDENCE, WHICH IS AN ESSENTIAL ASPECT OF OUR COMMITMENT TO PROTECT YOUR PERSONAL INFORMATION TO THE BEST OF OUR ABILITY. WE BELIEVE THAT OUR CLIENTS VALUE THEIR PRIVACY, AND WE DO NOT DISCLOSE YOUR PERSONAL INFORMATION TO ANYONE UNLESS IT IS REQUIRED BY LAW, AT YOUR DIRECTION, OR IS NECESSARY TO PROVIDE YOU WITH OUR SERVICES. WE HAVE NOT AND WILL NOT SELL YOUR PERSONAL INFORMATION TO ANYONE.

     JOHNSON INVESTMENT COUNSEL AND OUR AFFILIATES COLLECT AND MAINTAIN YOUR PERSONAL INFORMATION SO THAT WE CAN BETTER PROVIDE INVESTMENT MANAGEMENT AND TRUST SERVICES. THE TYPES AND CATEGORIES OF INFORMATION THAT WE COLLECT AND MAINTAIN ABOUT YOU INCLUDE:

- INFORMATION WE RECEIVE FROM YOU TO OPEN AN ACCOUNT OR PROVIDE INVESTMENT ADVICE AND TRUST SERVICES, SUCH AS YOUR HOME ADDRESS, TELEPHONE NUMBER AND FINANCIAL INFORMATION.

- INFORMATION WE NEED TO SERVICE YOUR ACCOUNT, SUCH AS TRADE CONFIRMATIONS, ACCOUNT STATEMENTS AND OTHER FINANCIAL INFORMATION.

     IN ORDER FOR US TO PROVIDE INVESTMENT MANAGEMENT AND TRUST SERVICES TO YOU, IT IS SOMETIMES NECESSARY FOR US TO DISCLOSE YOUR PERSONAL INFORMATION TO OUTSIDE SOURCES (E.G., BROKERS, CUSTODIANS, REGULATORS AND TAX RETURN PREPARERS).

     TO FULFILL OUR PRIVACY COMMITMENT AT JOHNSON INVESTMENT COUNSEL, WE HAVE INSTITUTED FIRM-WIDE PRACTICES TO SAFEGUARD THE INFORMATION THAT WE MAINTAIN ABOUT YOU. THESE INCLUDE:

- ADOPTING PROCEDURES THAT PUT IN PLACE PHYSICAL, ELECTRONIC AND OTHER SAFEGUARDS TO KEEP YOUR PERSONAL INFORMATION SAFE.

- LIMITED ACCESS TO PERSONAL INFORMATION TO THOSE EMPLOYEES WHO NEED IT TO PERFORM THEIR JOB DUTIES.

- REQUIRING THIRD PARTIES THAT PERFORM SERVICES FOR US TO AGREE BY CONTRACT TO KEEP YOUR INFORMATION STRICTLY CONFIDENTIAL.

- PROTECTING INFORMATION OF OUR FORMER CLIENTS TO THE SAME EXTENT AS OUR CURRENT CLIENTS.

                               INVESTMENT ADVISER
                        Johnson Investment Counsel, Inc.
                               3777 West Fork Road
                             Cincinnati, Ohio 45247

                                 TRANSFER AGENT
                             Johnson Financial, Inc.
                               3777 West Fork Road
                             Cincinnati, Ohio 45247

                                    AUDITORS
                               Cohen McCurdy Ltd.
                        826 Westpoint Parkway, Suite 1250
                              Westlake, Ohio 44145

                                    CUSTODIAN
                               The Provident Bank
                            Three East Fourth Street
                             Cincinnati, Ohio 45202

                                  LEGAL COUNSEL
                                Thompson Hine LLP
                                312 Walnut Street
                                   14th Floor
                           Cincinnati, Ohio 45202-4089

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Funds' policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds' affiliates. Shareholder reports contain management's discussion of market conditions and investment strategies that significantly affected the Funds' performance results as of the Funds' latest semi-annual or annual fiscal year end.

     Call the Funds at 513-661-3100 or 800-541-0170 or visit our website at www.johnsoninv.com to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

     You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-7254

PROSPECTUS
MAY 2, 2005

** GRAPHIC **

PROSPECTUS DATED MAY 2, 2005

-    JIC INSTITUTIONAL BOND FUND I

-    JIC INSTITUTIONAL BOND FUND II

-    JIC INSTITUTIONAL BOND FUND III


JOHNSON MUTUAL FUNDS TRUST
3777 WEST FORK ROAD
CINCINNATI, OH 45247
(513) 661-3100
(800) 541-0170
FAX (513) 661-4901

LIKE ALL MUTUAL FUND SHARES AND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE, PRINCIPAL RISKS AND FUND PERFORMANCE
JIC Institutional Bond Fund I                                                 1
JIC Institutional Bond Fund II                                                2
JIC Institutional Bond Fund III                                               3

OTHER INFORMATION ABOUT INVESTMENTS
General                                                                       4
Cost of Investing in the Fund                                                 4

HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND
How to Buy Shares                                                             5
How to Sell Shares                                                            6
How to Exchange Shares                                                        7

Share Price Calculation                                                       7
Dividends and Distributions                                                   7
Taxes                                                                         8
Management of the Funds                                                       8
Financial Highlights                                                          9
Privacy Policy                                                               10
Service Providers                                                            11
Other Sources of Information                                                 11

JIC INSTITUTIONAL BOND FUND I

INVESTMENT OBJECTIVE

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES

The Fund's strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 1 to 3 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, mortgage-backed securities, collaterized mortgage obligations, domestic corporate and government securities, and short term obligations such as commercial paper and repurchase agreements. The Fund will maintain a dollar weighted average maturity between 1 and 3 years. To the extent consistent with the Fund's objective, the Adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

- INTEREST RATE RISK is the risk that the value of your investment may decrease when interest rates rise.

- CREDIT RISK is the risk that the issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.

- PREPAYMENT RISK is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

- SPECIFIC MATURITY RISK is the risk that the specific maturities in which the Fund invests may fall in price more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

- As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?

The Fund may be a suitable investment for:

- long term investors seeking a fund with an income and capital preservation strategy

- investors seeking a fund with risk, return and income commensurate with 1 to 3 year bonds

- investors seeking to diversify their holdings with bonds and other fixed income securities

-    investors willing to accept price fluctuations in their investments

-    investors with a $1 million initial investment.

BAR CHART AND PERFORMANCE

The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

** GRAPHIC **

                       Average Annual Total Return for the
                       JIC Institutional Bond Fund I as of
                            December 31 of Each Year

2001                                                                      5.42%
2002                                                                      6.14%
2003                                                                      2.66%
2004                                                                      1.45%

During the period shown, the highest return for a calendar quarter was % in the fourth quarter of 1998, and the lowest return was % in the third quarter of 2001.

                   AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD
                            ENDING DECEMBER 31, 2004

                                                                                                                           SINCE
                                                                                              1 YEAR       3 YEAR     INCEPTION(1)
Return Before Taxes                                                                            1.45%       3.40%           4.35%
Return After Taxes on Distributions(2)                                                        -1.10%       1.85%           2.56%
Return After Taxes on Distributions and Sale of Fund Shares(2)                                 0.03%       1.97%           2.62%

Merrill Lynch 1-3 year Government Corporate Index (reflects no deduction for fees,
expenses or taxes)                                                                             1.21%       3.33%           5.10%

JIC INSTITUTIONAL BOND FUND II

INVESTMENT OBJECTIVE

The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES

The Fund's strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 3 to 5 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, mortgage-backed securities, collaterized mortgage obligations, and domestic corporate and government securities. The Fund will maintain a dollar weighted average maturity between 3 and 5 years. To the extent consistent with the Fund's objective, the Adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

- INTEREST RATE RISK is the risk that the value of your investment may decrease when interest rates rise.

- CREDIT RISK is the risk that the issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.

- PREPAYMENT RISK is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

- SPECIFIC MATURITY RISK is the risk that the specific maturities in which the Fund invests may fall in price more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

- As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?

The Fund may be a suitable investment for:

- long term investors seeking a fund with an income and capital preservation strategy

- investors seeking a fund with risk, return and income commensurate with 3 to 5 year bonds

- investors seeking to diversify their holdings with bonds and other fixed income securities

-    investors willing to accept price fluctuations in their investments

-    investors with a $5 million initial investment.

BAR CHART AND PERFORMANCE

The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

** GRAPHIC **

                       Average Annual Total Return for the
                      JIC Institutional Bond Fund II as of
                            December 31 of Each Year

2001                                                                      6.86%
2002                                                                      8.85%
2003                                                                      3.08%
2004                                                                      2.13%

During the period shown, the highest return for a calendar quarter was % in the fourth quarter of 1998, and the lowest return was % in the third quarter of 2001.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIOD ENDING DECEMBER 31, 2004

                                                                                                                           SINCE
                                                                                               1 YEAR      3 YEAR       INCEPTION(1)
Return Before Taxes                                                                            2.13%       4.65%           5.85%
Return After Taxes on Distributions(2)                                                         -1.37%      1.85%           2.56%
Return After Taxes on Distributions and Sale of Fund Shares(2)                                 0.04%       2.91%           3.80%

Merrill Lynch 3-5 year Government Corporate Index (reflects no deduction for fees,
expenses or taxes)                                                                             2.69%       5.82%           7.32%

JIC INSTITUTIONAL BOND FUND III

INVESTMENT OBJECTIVE

The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES

The Fund's strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 5 to 7 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, mortgage-backed securities, collaterized mortgage obligations, and domestic corporate and government securities. The Fund will maintain a dollar weighted average maturity between 5 and 7. To the extent consistent with the Fund's objective, the Adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

- INTEREST RATE RISK is the risk that the value of your investment may decrease when interest rates rise.

- CREDIT RISK is the risk that the issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.

- PREPAYMENT RISK is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

- SPECIFIC MATURITY RISK is the risk that the specific maturities in which the Fund invests may fall in price more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

- As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?

The Fund may be a suitable investment for:

- long term investors seeking a fund with an income and capital preservation strategy

- investors seeking a fund with risk, return and income commensurate with 5 to 7 year bonds

- investors seeking to diversify their holdings with bonds and other fixed income securities

-    investors willing to accept price fluctuations in their investments

-    investors with a $5 million initial investment.

BAR CHART AND PERFORMANCE

The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

** GRAPHIC **

                       Average Annual Total Return for the
                      JIC Institutional Bond Fund III as of
                            December 31 of Each Year

2001                                                                      6.65%
2002                                                                     10.97%
2003                                                                      2.67%
2004                                                                      3.31%

During the period shown, the highest return for a calendar quarter was % in the fourth quarter of 1998, and the lowest return was % in the third quarter of 2001.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIOD ENDING DECEMBER 31, 2004


                                                                                                                       SINCE
                                                                                          1 YEAR       3 YEAR       INCEPTION(1)
Return Before Taxes                                                                       3.31%        5.93%           6.75%
Return After Taxes on Distributions(2)                                                    -0.48%       3.96%           4.63%
Return After Taxes on Distributions and Sale of Fund Shares(2)                            0.81%        3.91%           4.50%
Merrill Lynch 5-7 year                                                                    4.43%        7.45%           8.68%
Government Corporate Index (reflects no deduction for fees, expenses or taxes)

GENERAL INFORMATION

From time to time, any JIC Institutional Bond Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives. Each Fund may also invest in such instruments at anytime to maintain liquidity or pending selection of investments in accordance with its policies.

The investment objective and strategies of any Fund may be changed without shareholder approval.

COSTS OF INVESTING IN THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                 INSTITUTIONAL          INSTITUTIONAL           INSTITUTIONAL
                                                                  BOND FUND I           BOND FUND II            BOND FUND III
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Front End Load                                              None                    None                    None
Deferred Load                                                       None                    None                    None
Redemption Fee                                                      None                    None                    None
Exchange Fee                                                        None                    None                    None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
Management Fees                                                     0.30%                   0.30%                   0.30%
12b-1 Fees                                                          None                    None                    None
Total Annual Fund Operating Expenses                                0.30%                   0.30%                   0.30%

EXAMPLE:

The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs are estimated to be:

                                                                  1 YEAR           3 YEARS          5 YEARS           10 YEARS
JIC Institutional Bond Fund I                                       $31               $97              $169              $381
JIC Institutional Bond Fund II                                      $31               $97              $169              $381
JIC Institutional Bond Fund III                                     $31               $97              $169              $381

HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND

The Funds and their transfer agent, Johnson Financial, Inc., can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in the Fund, please contact:

FUNDS:
Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

TRANSFER AGENT:
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

HOW TO BUY SHARES

You buy shares for each Fund at the Fund's net asset value (NAV) next determined after your order is received by the Transfer Agent. Purchase requests submitted by check, wire or exchange received at the Transfer Agent before the close of regular trading on the New York Stock exchange (generally 4:00 p.m., Eastern time) receive of the NAV determined as of the close of trading on the current day, and purchase requests received after that time receive the NAV next determined the first business day following the date of receipt.



INITIAL PURCHASE

The minimum initial investment for JIC Institutional Bond Fund I is $1 million. The minimum initial investment for JIC Institutional Bond Fund II is $5 million, and the minimum initial investment for JIC Institutional Bond Fund III is $5 million.

BY MAIL - You may purchase shares of any Fund by following these steps:

-    Complete and sign an application;

-    Draft a check made payable to: Johnson Mutual Funds;

- Identify on the check and on the application the Fund(s) in which you would like to invest;

-    Mail the application, check and any letter of instruction to the Transfer
     Agent.

BY WIRE - You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. Wires for purchases not received by 4:00 p.m. Eastern Time the business day following the order's trade date will be cancelled. There is presently no fee for the receipt of wired funds, but the Funds may charge a fee in the future.

You may purchase shares of any JIC Institutional Bond Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Transfer Agent first to open an account and obtain an account number. Your bank must then wire the specified amount according to the following instructions:


The Provident Bank/Cincinnati
Johnson Mutual Funds
ABA #042000424
Account #0198-483
For Further Credit to: Johnson Mutual Funds
Shareholder Account Name:
Shareholder Account Number:


ADDITIONAL PURCHASES

You may buy additional shares of a JIC Institutional Bond Fund at any time (minimum of $100) by mail or by bank wire if you meet the initial investment requirement for each fund. Each additional purchase request must contain:

-    Name of your account(s);

-    Account number(s);

-    Name of the JIC Institutional Bond Fund(s) in which you wish to invest.

Checks should be made payable to "Johnson Mutual Funds" and should be sent to the Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above.

OTHER PURCHASE INFORMATION

The JIC Institutional Bond Funds may limit the amount of purchases and reject any purchase request in whole or in part. If your check or wire does not clear, you will be responsible for any loss incurred. Each JIC Institutional Bond Fund may sell other shares you own as reimbursement for any loss incurred.

Each of the JIC Institutional Bond Funds, or the designated officer or officers of the Johnson Mutual Funds Trust, may waive the stated minimum initial investment amount on any of the JIC Institutional Bond Funds at its sole discretion.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person or organization who opens an account. When your organization opens an account, we will ask for certain information including corporate resolutions, partnership documents or other information that will allow us to identify your organization. We may not be able to open your account or complete a transaction for until we are able to verify your organization's identity.

HOW TO SELL SHARES

You may sell shares in a JIC Institutional Bond Fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your request for a sale should be addressed to the Johnson Mutual Funds and must include:

-    Letter of instruction;

-    Fund name;

-    Account number(s);

-    Account name(s);

-    Dollar amount or the number of shares you wish to sell.

All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

The Funds may require that a bank or a member firm of a national securities exchange guarantee signatures on redemption requests. Signature guarantees are for the protection of shareholders. At the discretion of any JIC Institutional Bond Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

Requests for redemptions received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

BY TELEPHONE - Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account. By using the telephone redemption and exchange privileges, a shareholder authorizes the Funds to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, this shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

ADDITIONAL INFORMATION - Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the waiting period.

When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 661-4901 or (513) 661-3160.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. All shares of a Fund are also subject to an involuntary sale if the Board of Trustees determines to liquidate a Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

HOW TO EXCHANGE SHARES

As a shareholder in any Fund in the Johnson Mutual Funds Trust, you may exchange shares for shares of any other fund in the Johnson Mutual Funds Trust, subject to the minimum initial investment requirement of the Fund in which you are making the exchange. You may make an exchange by telephone or by written request.

BY TELEPHONE - Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See "How to Sell Shares." An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

SHARE PRICE CALCULATION

The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of 4:00 p.m. Eastern Time on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Stock Exchange is closed on weekends, most Federal holidays and Good Friday. The net asset value per share of each Fund will fluctuate.

Requests to purchase, exchange and redeem shares are processed at the NAV calculated after the Transfer Agent receives your order in the form described above in the applicable section. The Funds' assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

DIVIDENDS AND DISTRIBUTIONS

Each JIC Institutional Bond Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a monthly basis. Each JIC Institutional Bond Fund intends to distribute its capital gains once a year, at year-end.

Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan. The JIC Institutional Bond Funds expect their distributions will consist of income.

TAXES

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution.

Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Funds and the use of the Exchange Privilege.

Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, the Funds will be required to withhold and remit to the IRS 30% of the dividends, distributions and sales proceeds payable to the shareholder. The Funds may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

MANAGEMENT OF THE FUNDS

Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 ("Johnson") serves as investment adviser to the Funds. In this capacity, Johnson Investment Counsel, Inc. is responsible for the selection and on going monitoring of the securities in each Fund's investment portfolio and managing the Funds' business affairs. Johnson Investment Counsel, Inc. is a Cincinnati-based company that has grown, since its inception in 1965, to become one of the largest independent investment advisory firms in the Cincinnati area. As of December 31, 2004, Johnson Investment Counsel, Inc. has over $3.0 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson Investment Counsel, Inc. solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products. An investment committee of Johnson Investment Counsel, Inc. is responsible for the investment decisions and the day-to-day management of the Funds. For the fiscal year ended December 31, 2004, the Investment Adviser, Johnson Investment Counsel, Inc., received a fee from each Fund equal to 0.30% of its average daily net assets.

FAIR VALUE DISCLOSURE

Each Fund's assets are generally valued at their market value, using prices provided by a pricing service. If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the adviser may value a Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Fair value pricing may also be necessary if a Fund owns a thinly traded stock and the Fund is unable to obtain a current market price due to a lack of current trades. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

MARKET TIMING DISCLOSURE

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Redemptions are monitored by the Funds' transfer agent to detect redemptions that occur within a specified time period, and any account in which such activity occurs is monitored for possible market timing activity. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.

PORTFOLIO MANAGERS

The adviser manages each of the Johnson Mutual Fund portfolios with a team of individuals who are responsible for the investment policy, portfolio management and research for the Funds.

The Portfolio Managers for the JIC Institutional Bond Funds are Jason Jackman, who is the team leader, Dale Coates and Michael Leisring.

Mr. Jackman is a CFA charterholder and has been the team leader of the JIC Institutional Bond Funds since the inception of the Funds. Mr. Jackman has been in fixed income analyst and other roles with the Adviser for the past 11 years.

Mr. Coates is a CFA charterholder who has been involved with the JIC Institutional Bond Funds since the inception of the Funds. He has been with the Adviser in a portfolio management role for the past 16 years.

Mr. Leisring is a CFA charterholder who has been involved with the Portfolio Management teams for the JIC Institutional Bond Funds since July, 2003. Mr. Leisring is also currently a Fixed Income Analyst for the Adviser and has been in other roles at the Adviser since 1999.

The Funds' SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the Portfolio Manager and respective ownership in the Funds.

PORTFOLIO DISCLOSURE

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial results. Certain information reflects financial results for a single Fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with each Funds' financial statements, are included in the Funds' annual report, which is available upon request and without charge. The information for prior periods has been audited by McCurdy and Associates, CPA's, Inc.

                                                                               DISTRIBUTIONS
                                     NET                         DISTRIBUTIONS      FROM                            NAV
                       BEGINNING INVESTMENT NET GAINS    TOTAL        FROM        CAPITAL           TOTAL         END OF     TOTAL
                          NAV      INCOME   (LOSSES)  OPERATIONS   DIVIDENDS       GAINS        DISTRIBUTIONS     PERIOD     RETURN
                           $          $         $          $           $             $                $              $         %
JIC INSTITUTIONAL
BOND FUND I
2004                     15.05      0.47     (0.26)      0.21        (0.49)         0.00            (0.49)         14.77      1.45
2003                     15.26      0.61     (0.21)      0.40        (0.61)         0.00            (0.61)         15.05      2.66
2002                     15.11      0.75      0.15       0.90        (0.75)         0.00            (0.75)         15.26      6.14
2001                     15.21      0.91     (0.10)      0.81        (0.91)         0.00            (0.91)         15.11      5.42
*2000                    15.00      0.27      0.21       0.48        (0.27)         0.00            (0.27)         15.21      3.23
JIC INSTITUTIONAL


BOND FUND II
2004                     15.68      0.61     (0.28)      0.33        (0.65)         0.00            (0.65)         15.36      2.13
2003                     16.00      0.73     (0.24)      0.49        (0.73)        (0.08)           (0.81)         15.68      3.08
2002                     15.51      0.84      0.49       1.33        (0.84)         0.00            (0.84)         16.00      8.85
2001                     15.40      0.93      0.11       1.04        (0.93)         0.00            (0.93)         15.51      6.86
*2000                    15.00      0.27      0.40       0.67        (0.27)         0.00            (0.27)         15.40      4.49
JIC INSTITUTIONAL
BOND FUND III
2004                     15.95      0.71     (0.20)      0.51        (0.75)        (0.03)           (0.78)         15.68      3.31
2003                     16.28      0.80     (0.21)      0.59        (0.80)        (0.12)           (0.92)         15.95      3.67
2002                     15.49      0.86      0.79       1.65        (0.86)         0.00            (0.86)         16.28     10.97
2001                     15.42      0.94      0.07       1.01        (0.94)         0.00            (0.94)         15.49      6.65
*2000                    15.00      0.28      0.42       0.70        (0.28)         0.00            (0.28)         15.42      4.72

                                                                     RATIO OF    RATIO OF NET
                                                      NET ASSETS   EXPENSES TO     INCOME TO      PORTFOLIO
                                                        END OF       AVG NET        AVG NET        TURNOVER
                                                        PERIOD       ASSETS          ASSETS          RATE
                                                      $ MILLIONS        %              %               %

JIC INSTITUTIONAL
BOND FUND I
2004                                                    53.52         0.30            3.32          40.71
2003                                                    47.95         0.30            4.03          34.12
2002                                                    44.97         0.30            4.98          56.13
2001                                                    45.34         0.30            5.89          34.18
*2000                                                   49.43         0.30            6.88           4.04
JIC INSTITUTIONAL
BOND FUND II
2004                                                    53.38         0.30            4.17          39.20
2003                                                    47.52         0.30            4.59          31.97
2002                                                    45.15         0.30            5.37          35.85
2001                                                    46.12         0.30            5.89          12.03
*2000                                                   48.02         0.30            6.77           0.51
JIC INSTITUTIONAL
BOND FUND III
2004                                                    46.62         0.30            4.75          14.48
2003                                                    41.90         0.30            4.94          20.20
2002                                                    41.20         0.30            5.44          36.53
2001                                                    41.55         0.30            5.98          17.26
*2000                                                   43.41         0.30            7.09           2.79

*Period 8/31/2000 to 12/31/2000

                                 PRIVACY POLICY

THE RELATIONSHIP BETWEEN JOHNSON INVESTMENT COUNSEL, OUR AFFILIATES (JOHNSON TRUST COMPANY AND JOHNSON MUTUAL FUNDS) AND OUR CLIENTS IS THE MOST IMPORTANT ASSET OF OUR FIRM. WE STRIVE TO MAINTAIN YOUR TRUST AND CONFIDENCE, WHICH IS AN ESSENTIAL ASPECT OF OUR COMMITMENT TO PROTECT YOUR PERSONAL INFORMATION TO THE BEST OF OUR ABILITY. WE BELIEVE THAT OUR CLIENTS VALUE THEIR PRIVACY, AND WE DO NOT DISCLOSE YOUR PERSONAL INFORMATION TO ANYONE UNLESS IT IS REQUIRED BY LAW, AT YOUR DIRECTION, OR IS NECESSARY TO PROVIDE YOU WITH OUR SERVICES. WE HAVE NOT AND WILL NOT SELL YOUR PERSONAL INFORMATION TO ANYONE.

JOHNSON INVESTMENT COUNSEL AND OUR AFFILIATES COLLECT AND MAINTAIN YOUR PERSONAL INFORMATION SO THAT WE CAN BETTER PROVIDE INVESTMENT MANAGEMENT AND TRUST SERVICES. THE TYPES AND CATEGORIES OF INFORMATION THAT WE COLLECT AND MAINTAIN ABOUT YOU INCLUDE:

- INFORMATION WE RECEIVE FROM YOU TO OPEN AN ACCOUNT OR PROVIDE INVESTMENT ADVICE AND TRUST SERVICES, SUCH AS YOUR HOME ADDRESS, TELEPHONE NUMBER AND FINANCIAL INFORMATION.

- INFORMATION WE NEED TO SERVICE YOUR ACCOUNT, SUCH AS TRADE CONFIRMATIONS, ACCOUNT STATEMENTS AND OTHER FINANCIAL INFORMATION.

IN ORDER FOR US TO PROVIDE INVESTMENT MANAGEMENT AND TRUST SERVICES TO YOU, IT IS SOMETIMES NECESSARY FOR US TO DISCLOSE YOUR PERSONAL INFORMATION TO OUTSIDE SOURCES (E.G., BROKERS, CUSTODIANS, REGULATORS AND TAX RETURN PREPARERS).

TO FULFILL OUR PRIVACY COMMITMENT AT JOHNSON INVESTMENT COUNSEL, WE HAVE INSTITUTED FIRM-WIDE PRACTICES TO SAFEGUARD THE INFORMATION THAT WE MAINTAIN ABOUT YOU. THESE INCLUDE:

- ADOPTING PROCEDURES THAT PUT IN PLACE PHYSICAL, ELECTRONIC AND OTHER SAFEGUARDS TO KEEP YOUR PERSONAL INFORMATION SAFE.

- LIMITED ACCESS TO PERSONAL INFORMATION TO THOSE EMPLOYEES WHO NEED IT TO PERFORM THEIR JOB DUTIES.

- REQUIRING THIRD PARTIES THAT PERFORM SERVICES FOR US TO AGREE BY CONTRACT TO KEEP YOUR INFORMATION STRICTLY CONFIDENTIAL.

- PROTECTING INFORMATION OF OUR FORMER CLIENTS TO THE SAME EXTENT AS OUR CURRENT CLIENTS.

SERVICE PROVIDERS

INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247

AUDITORS
Cohen McCurdy Ltd.
826 Westpoint Parkway, Suite 1250
Westlake, Ohio 44145

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, Ohio 45202-4089

TRANSFER AGENT
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247

CUSTODIAN
The Provident Bank
Three East Fourth Street
Cincinnati, Ohio 45202

OTHER SOURCES OF INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Funds' policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds' affiliates. Shareholder reports contain management's discussion of market conditions and investment strategies that significantly affected the Funds' performance results as of the Funds' latest semi-annual or annual fiscal year end.

Call the Funds at 513-661-3100 or 800-541-0170 or visit our web-site at www.johnsoninv.com to request free copies of the SAI and the Funds' annual report, to request other information about the Funds and to make shareholder inquiries.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at HTTP.//WWW.SEC.GOV, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-7254

Johnson Mutual Funds
Statement of Additional Information dated May 2, 2005
Johnson Growth Fund
Johnson Opportunity Fund
Johnson Realty Fund
Johnson Fixed Income Fund
Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, Ohio  45247
513-651-3100
800-541-0170
513-661-4901 (FAX)

This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Johnson Mutual Funds dated May 2, 2005. This SAI incorporates by reference the financial statements and independent auditor's report in the Trust's Annual Report to Shareholders for the period ended December 31, 2004 (the "Annual Report"). A free copy of the Prospectus and Annual Report can be obtained by writing the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, or by calling the Trust at 513-661-3100 or 800-541-0170, or by visiting our website at www.johnsoninv.com.

                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST                                                       3
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS                                  3
   A.    EQUITY SECURITIES                                                     3
   B.    CORPORATE DEBT SECURITIES                                             3
   C.    FIXED INCOME SECURITIES                                               4
   D.    MUNICIPAL SECURITIES                                                  4
   E.    U.S. GOVERNMENT SECURITIES                                            4
   F.    MORTGAGE-BACKED SECURITIES                                            4
   G.    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)                            5
   H.    ZERO COUPON AND PAY-IN-KIND BONDS                                     5
   I.    FINANCIAL SERVICE INDUSTRY OBLIGATIONS                                5
   J.    ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES                         6
   K.    FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS                 6
   L.    RESTRICTED SECURITIES                                                 6
   M.    OPTION TRANSACTIONS                                                   6
   N.    LOANS OF PORTFOLIO SECURITIES                                         7
   O.    FOREIGN SECURITIES                                                    7
   P.    REPURCHASE AGREEMENTS                                                 7
   Q.    WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS                        7
   R.    SHORT SALES                                                           7
INVESTMENT LIMITATIONS                                                         8
   A.    FUNDAMENTAL                                                           8
   B.    NON-FUNDAMENTAL                                                       8
STATE RESTRICTIONS                                                             9
TRUSTEES AND OFFICERS                                                         10
OWNERSHIP                                                                     11
THE INVESTMENT ADVISER                                                        12
PORTFOLIO TRANSACTIONS AND BROKERAGE                                          13
CODE OF ETHICS                                                                14
DETERMINATION OF SHARE PRICE                                                  14
TAXES                                                                         14
PROXY VOTING POLICY                                                           14
DISCLOSURE OF PORTFOLIO HOLDINGS                                              15
PORTFOLIO MANAGERS                                                            16
CUSTODIAN                                                                     18
FUND SERVICES                                                                 18
ACCOUNTANTS                                                                   18
FINANCIAL STATEMENTS                                                          18
EXHIBIT A ADVISER'S PROXY VOTING GUIDELINES                                   19

DESCRIPTION OF THE TRUST

Johnson Mutual Funds Trust (the "Trust") is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the "Trust Agreement"). The Board of Trustees supervises the business activities of the Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of eight series have been authorized. This SAI applies to the following five series: the Johnson Growth Fund (established September 30, 1992), the Johnson Opportunity Fund (established February 15, 1994), the Johnson Realty Fund (established November 12, 1997), the Johnson Fixed Income Fund (established September 30, 1992) and the Johnson Municipal Income Fund (established February 14, 1994). JIC Institutional Bond Fund I, II and III are described in a separate SAI. The Growth Fund, Opportunity Fund, Fixed Income Fund and Realty Fund are diversified; the Municipal Income Fund is not diversified.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or express consent.

Each of the Funds, at its discretion and with shareholder consent, may use securities from a Fund's portfolio to pay you for your shares, provided that the Adviser deems that such a distribution of securities will not adversely affect the Fund's portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

A.    EQUITY SECURITIES

Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, rights, REITs (real estate investment trusts), REOCs (real estate operating companies) and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants. For the purpose of determining whether the Realty Fund has at least 65% of its total assets invested in the real estate industry, the Realty Fund will include a maximum of 5% of its assets invested in securities of companies considered to be real estate related solely because the companies have substantial real estate holdings as part of their operations (and not as investments).

In addition to REITs, the Realty Fund may invest in other real estate related equity securities such as equity securities issued by real estate developers, home-builders and hotels; companies with substantial real estate holdings as an investment, or as part of their operations; and companies whose products and services are directly related to the real estate industry such as building supply manufacturers, mortgage lenders or mortgage servicing companies.

B.    CORPORATE DEBT SECURITIES

Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper that consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment-grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody's drops below investment-grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment-grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment-grade, the Fund will take action to reduce the value of such securities below 5%.

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C.    FIXED INCOME SECURITIES

Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

D.    MUNICIPAL SECURITIES

Municipal securities are long- and short-term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and generally exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities, or the financing of privately owned or operated facilities. Municipal securities consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes. The Funds may invest in other municipal securities such as variable rate demand instruments.

The two principal classifications of municipal securities are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and to the extent of its taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility and, therefore, investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest. As industrial development authorities may be backed only by the assets and revenues of non-governmental users, the Fund will not invest more than 5% of its assets in securities backed by non-government backed securities in the same industry.

The Adviser considers municipal securities to be of investment-grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody's drops below investment-grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment-grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment-grade, the Fund will take action to reduce the value of such securities below 5%.

As the Municipal Income Fund concentrates its investments in the State of Ohio, it is particularly sensitive to political and economic factors affecting Ohio that could affect the creditworthiness and the value of the securities in the Fund's portfolio. The Ohio economy, while diversifying more into the service and other non-manufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the state and its political subdivisions. In line with national trends, the state has experienced budget shortfalls due to weak revenue results and higher-than-budgeted human service expenditures. Future national, regional or statewide economic difficulties and the resulting impact on state or local government finances generally, could adversely affect the market value of Ohio municipal securities held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on those obligations.

E.    U.S. GOVERNMENT SECURITIES

U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes and bills, and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities such as securities issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association (FNMA), are supported only by the credit of the agency that issued them and the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are neither insured nor guaranteed by the U.S. government.

F.    MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools

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are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

G.    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

H.    ZERO COUPON AND PAY-IN-KIND BONDS

Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and, therefore, present risks similar to zero coupon bonds.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could at times be required to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

I.    FINANCIAL SERVICE INDUSTRY OBLIGATIONS

Financial service industry obligations include among others, the following:

1. Certificates of Deposit - Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

2. Time Deposits - Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

3. Bankers' Acceptances - Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

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J.    ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES

Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals and the certificate holder generally has not recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments--if a security were trading at a premium, its total return would be lowered by prepayments and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

K.    FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS

Each Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions. Reverse repurchase agreements constitute a borrowing by the Fund and will not represent more than 5% of the net assets of either Fund. No Fund will invest more than 25% of its total assets in forward commitments.

Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund's portfolio are subject to changes in market value based on the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way--i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchases securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

With respect to 75% of the total assets of each Fund, the value of the Fund's commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. government obligations or repurchase agreements with respect thereto. In addition, each Fund will maintain an asset coverage of 300% for all of its borrowings and reverse repurchase agreements. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund's total assets that may be committed to such purchases or repurchases.

L.    RESTRICTED SECURITIES

Restricted securities are securities of which the resale is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

M.    OPTION TRANSACTIONS

The Funds may engage in option transactions involving individual securities and market indices and engage in related closing transactions. An option involves either (1) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (2) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted, but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted and, in return, the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option (a closing transaction). Options are traded on organized exchanges and in the over-the-counter market. Options on securities that the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in

                                        6
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the case of a call option. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian. Each Fund may purchase put and call options on individual securities and on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. Each Fund may also sell put and call options in closing transactions.

The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the fund losing a greater percentage of its investment than if the transaction was effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.

N.    LOANS OF PORTFOLIO SECURITIES

Each Fund may make short- and long-term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's net assets.

O.    FOREIGN SECURITIES

The Growth Fund and the Opportunity Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares that it holds in custody. These Funds may also invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment-grade domestic securities. Neither Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 30% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

P.    REPURCHASE AGREEMENTS

A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

Q.    WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds and maintains until the settlement date in a separate account at the Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund's share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

R.    SHORT SALES

Each Fund, except the Realty Fund, may engage in short sales if, at the time of the short sale, the Fund owns or has the right to obtain an equal amount of the security being sold short at no additional cost.

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INVESTMENT LIMITATIONS

A.    FUNDAMENTAL

The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental")--i.e., they may not be changed without the affirmative vote of majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1. Borrowing Money - The Funds will not borrow money except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities - The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff, and (b) as described in the Prospectus and this Statement of Additional Information.

3. Underwriting - The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate - The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5. Commodities - The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6. Loans - The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration - A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as the date of consummation.

B.    NON-FUNDAMENTAL

The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

1. Pledging - The funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangement with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing - The Funds will not purchase any security while borrowings (including reverse repurchase agreements)

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representing more than 5% of its total assets are outstanding.

3. Margin Purchases - The Funds will not purchase securities or evidences of interest thereon on "margin". This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchase and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Short Sales - The Funds will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short.

5. Options - The Funds will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and this Statement of Additional Information.

6. Illiquid Investments - A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

7. Eighty Percent Investment Policy - Under normal circumstances, at least 80% of the respective Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested as follows: Realty Fund, equity securities in the real estate industry; Fixed Income Fund, fixed income securities and Municipal Income Fund, municipal securities. No Fund will change this policy unless the Fund's shareholders are provided with at least sixty days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type:
"Important Notice Regarding Change in Investment Policy". The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund's shareholders.

STATE RESTRICTIONS

To comply with the current blue sky regulations of the State of Ohio, each fund presently intends to observe the following restrictions, which may be changed by the Board of Trustees without shareholder approval. Each Fund will not purchase or retain securities of any issuer if the Trustees and officers of the Trust or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. Each Fund will not purchase securities issued by other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Each Fund will not borrow (other than by entering into reverse repurchase agreements), pledge, mortgage or hypothecate more than one-third of its total assets. In addition, each Fund will engage in borrowing (other than reverse repurchase agreements) only for emergency or extraordinary purposes and not for leverage. Each Fund will not invest more than 15% of its total assets in securities of issuers that, together with any predecessors, have a record of less than three years continuous operation or securities of issuers that are restricted as to disposition. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and Officers of the Trust is provided below. Trustees who are not deemed to be interested persons of the Trust, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be "interested persons" of the Trust are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns or is removed.

                                  CURRENT           LENGTH OF                                          NUMBER OF        OTHER
    NAME, ADDRESS AND            POSITION             TIME          PRINCIPAL OCCUPATION DURING       PORTFOLIOS    DIRECTORSHIPS
           AGE                 HELD WITH TRUST       SERVED               PAST FIVE YEARS              OVERSEEN          HELD
------------------------  -----------------------  ----------  -------------------------------------  ----------  -----------------
INTERESTED TRUSTEE

Timothy E. Johnson (62)*  President and Trustee    Since 1992  President and Director of Johnson           8      Director, Kendle
3777 West Fork Road                                            Investment Counsel, Inc., the Trust's              International,
Cincinnati, Ohio 45247                                         Adviser, and Professor Finance at the              Inc.
                                                               University of Cincinnati

INDEPENDENT TRUSTEES

John W. Craig (71)        Trustee                  Since 1992  Retired Director of Corporate               8      None
3777 West Fork Road                                            Affairs, R. A. Jones and Co., Inc.
Cincinnati, Ohio 45247

Ronald H. McSwain (62)    Trustee                  Since 1992  President of McSwain Carpets, Inc.          8      None
3777 West Fork Road                                            until 2001; partner of P&R Realty, a
Cincinnati, Ohio 45247                                         real estate development partnership
                                                               since 1984

Kenneth S. Shull (75)     Trustee                  Since 1992  Retired plant engineer at The Procter       8      None
3777 West Fork Road                                            & Gamble Company
Cincinnati, Ohio 45247

OFFICERS

Dale H. Coates (46)       Vice President and       Since 1992  Portfolio Manager of the Trust's           N/A     N/A
3777 West Fork Road       Secretary                            Adviser
Cincinnati, Ohio 45247

Richard T. Miller (59)    Vice President           Since 1992  Portfolio Manager of the Trust's           NA      NA
3777 West Fork Road                                            Adviser
Cincinnati, Ohio 45247

Marc E. Figgins (41)      Chief Financial Officer  Since 2002  Mutual Funds Manager for Johnson           NA      NA
3777 West Fork Road       and Treasurer                        Financial, Inc. since July 2001,
Cincinnati, Ohio 45247                                         Director of BISYS Fund Services from
                                                               January 2001 to July 2001, Mutual
                                                               Funds Manager at McDonald Investments
                                                               from 1991 to 2000

Scott J. Bischoff (40)    Chief Compliance         Since 2005  Manager  of Operations of the Trust's      NA      NA
3777 West Fork Road       Officer                              Adviser since 1993
Cincinnati, Ohio 45247

* Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust's Adviser and an officer of the Trust. The Board currently has an Audit Committee and a Nominating Committee. Each committee consists of all independent trustees. The Audit Committee met twice during the fiscal year ended December 31, 2004. The Nominating Committee did not meet during the fiscal year ended December 31, 2004. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act. The functions of the Nominating Committee are to oversee the nomination and selection of the Trustees.

The dollar ranges of securities beneficially owned* by the Trustees in each Fund and in the Trust as of December 31, 2004, are as follows:

                                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
  NAME OF TRUSTEE          DOLLAR RANGE OF EQUITY SECURITIES HELD IN EACH FUND           SECURITIES HELD IN ALL FUNDS OF THE TRUST
------------------     -------------------------------------------------------------     -----------------------------------------
Timothy E. Johnson     Growth Fund                                   Over $100,000                      Over $100,000
                       Opportunity Fund                              Over $100,000
                       Realty Fund                                   Over $100,000
                       Fixed Income fund                             Over $100,000
John W. Craig          Opportunity Fund                             $50,001-$100,000                  $50,001-$100,000
Ronald H. McSwain      Growth Fund                                   Over $100,000                      Over $100,000
                       Opportunity Fund                              Over $100,000
                       Fixed Income Fund                             Over $100,000
Kenneth S. Shull       Growth Fund                                  $10,001-$50,000                   $50,001-$100,000
                       Opportunity Fund                             $10,001-$50,000

The compensation paid to the Trustees of the Trust for the year ended December 31, 2004 is set forth in the following table:

  NAME OF TRUSTEE      TOTAL COMPENSATION FROM TRUST (THE TRUST IS NOT IN A FUND COMPLEX)*
------------------     -------------------------------------------------------------------
Timothy E. Johnson                                $     0
John W. Craig                                     $ 6,250
Ronald H. McSwain                                 $ 6,250
Kenneth S. Shull                                  $ 6,250

* Trustee fees are Trust expenses. However, because the Management Agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

OWNERSHIP

As of March 31, 2005, the following persons may be deemed to beneficially own five percent (5%) or more of the outstanding shares of each of the Funds:

GROWTH FUND

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion: 14.90%
Johnson Investment Counsel, Inc. Employee Profit Sharing Plan/401(k): 6.20% The Covenant Foundation, 3777 West Fork Road, Cincinnati, Ohio 45247: 6.82% The Covenant Foundation is an entity that may be deemed to be controlled by officers and/or employees of Johnson Investment Counsel, Inc.

OPPORTUNITY FUND

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion: 60.53%

REALTY FUND

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion: 44.92%
The Covenant Foundation, 3777 West Fork Road, Cincinnati, Ohio 45247: 19.86% The Oakmont Trust, 3777 West Fork Road, Cincinnati, Ohio 45247: 8.08%
The Oakmont Trust is an entity that may be deemed to be controlled by officers and/or employees of Johnson Investment Counsel, Inc.

FIXED INCOME FUND

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion: 58.36%
The Covenant Foundation, 3777 West Fork Road, Cincinnati, Ohio 45247: 5.47%

MUNICIPAL INCOME FUND

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion: 90.07%

In addition to the applicable beneficial ownership described above, the officers and Trustees as a group beneficially owned as of the following percent of the outstanding shares of each of the Funds:

Growth Fund:                                                    15.75%
Opportunity Fund:                                               11.38%
Realty Fund:                                                    31.69%
Fixed Income Fund                                               11.48%
Municipal Income Fund                                               0%

SHAREHOLDER RIGHTS - Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he/she owns and fractional votes for fractional shares he/she owns. All shares of a Fund have equal voting rights and liquidation rights.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under
Section 2(a)(9) of the Investment Company Act of 1940. As of, the Johnson Investment Counsel, Inc. Profit Sharing/401k Plan, discretionary advisory accounts of Johnson Investment Counsel, Inc. and other accounts that officers and/or employees may control may be deemed to own in the aggregate more than 25% of the shares of the Growth Fund, Opportunity Fund, the Realty Fund, the Fixed Income Fund and the Municipal Income Fund and, as a result, may be deemed to control these Funds.

THE INVESTMENT ADVISER

The Trust's investment Adviser is Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247. Timothy E. Johnson may be deemed to be a controlling person and an affiliate of the Adviser due to his ownership of its shares and his position as the President and director of the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the Management Agreements, the Adviser manages the Funds' investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, interest and extraordinary expenses. As compensation for its management services and agreement to pay the Funds' expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund. However, the Adviser has committed to waive its fee to 0.95% of such assets for the Growth Fund, the Opportunity Fund and the Realty Fund, 0.85% of such assets for the Fixed Income Fund and 0.65% of such assets for the Municipal Income Fund. The Adviser intends that these fee limitations will be permanent, although the Adviser reserves the right to remove them at any time after April 30, 2006.

For the fiscal years indicated below, the following advisory fees, net of fee waivers, were paid:

                                                         2004           2003            200
Growth Fund                                          $    460,663   $    418,710   $    439,478
Opportunity Fund                                     $    717,993   $    580,449   $    603,895
Realty Fund                                          $    186,456   $    189,508   $    133,950
Fixed Income Fund                                    $    435,533   $    406,522   $    362,982
Municipal Income Fund                                $     59,221   $     61,452   $     58,535

Fee waivers that otherwise would have been payable to the Adviser by the Funds respectively:

                                                         2004           2003           2002
Growth Fund                                          $     24,245   $     22,037   $     23,130
Opportunity Fund                                     $     37,789   $     30,550   $     31,784
Realty Fund                                          $      9,813   $      9,974   $      7,050
Fixed Income Fund                                    $     76,859   $     71,739   $     64,056
Municipal Income Fund                                $     31,888   $     33,090   $     31,519

The Board of Trustees renewed the Management Agreements at a meeting held on June 1, 2004. The Trustees reviewed reports comparing the performance of each fund of relevant indices and a universe of other mutual funds with similar objectives and investment strategies. The Board also reviewed reports comparing the expenses of each Fund to several other funds with similar objectives. The Trustees also reviewed a ranking of the expense ratios of Johnson Mutual Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe. Representatives of the Adviser also provided other criteria that the Trustees should consider in their approval of the Management Agreements. They indicated that the Adviser has been working with the Trust for in excess of 10 years, giving the Adviser significant experience managing and administering the Funds and that the Adviser's financial condition is excellent.

Mr. Johnson reminded the Trustees that they reviewed the Adviser's soft dollar arrangements at each Board meeting and that the Funds did not use an affiliated broker. The independent Trustees then met separately with legal counsel to the Funds, who reminded them of their fiduciary duties with respect to the approval of the continuance of the Management Agreements. When the other participants rejoined the meeting, the Trustees discussed the high quality of the services provided by the Adviser and indicated that they were pleased to see certain changes made to the methodology of the portfolio selections. Based on the information provided, it was the Board's consensus that the fees paid to the Adviser pursuant to the Management Agreements were reasonable. The Trustees, therefore, determined that the overall arrangement provided under the terms of each Agreement was a reasonable business arrangement and that the renewal of each Agreement was in the best interests of the applicable Fund's shareholders.

The Adviser retains the right to use the name "Johnson" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Johnson" automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Adviser on thirty days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement. For the twelve months ended December 31, 2004, due in part to research services provided by brokers, the Growth Fund directed to brokers $61,593,374 of brokerage transactions (on which the commissions were $96,521), the Opportunity Fund directed to brokers $125,578,081 of brokerage transactions (on which the commissions were $325,520) and the Realty Fund directed to brokers $16,600,768 of brokerage transactions (on which the commissions were $30,876).

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules:

A. All client accounts would have their entire order filled or receive no shares at all, unless the account's purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable.

B. The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal.

Based on rule A, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.

For the fiscal years ended indicated below, the following brokerage commissions were paid by the Funds:

                                                         2004           2003           2002
Growth Fund                                          $     96,521   $     74,589   $     69,518
Opportunity Fund                                     $    325,520   $    395,667   $    103,476
Realty Fund                                          $     30,876   $     23,498   $     26,868
Fixed Income Fund                                            None           None           None
Municipal Income Fund                                        None           None           None

CODE OF ETHICS

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

The prices (net asset values) of the shares of each Fund is determined as of 4:00 p.m. Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust uses Thomson Financial and Interactive Data Corporation to price portfolio securities. The Board of Trustees periodically reviews the pricing services used by the Trust.

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

For additional information about the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

TAXES

Each Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, no Fund will be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (30%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2004, the Growth Fund had accumulated net realized capital loss carryovers of ($987,025) expiring in 2010 and ($689,865) expiring in 2011. To the extent that the Growth Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2004, the Municipal Income Fund had accumulated net realized capital loss carryovers of ($1,823) expiring in 2010 and ($26,952) expiring in 2011. To the extent that the Municipal Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser has engaged a proxy voting service, Investor Responsibility Research Center, to vote such proxies in accordance with it's the Adviser's proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

The Adviser's proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, (800) 541-0170 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling (800) 541-0170 and will be sent within three business days of receipt of a request.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian, each of which is described in this SAI. Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms (currently Lipper and Morningstar) on a periodic basis. The Funds also may disclose portfolio holdings, as needed, to the Funds' auditors, proxy voting services (if applicable), pricing services and legal counsel, each of which is described in the prospectus or in this SAI. This information is disclosed to third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or
(iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds' portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds' portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.

PORTFOLIO MANAGERS

The Johnson Mutual Funds are managed with a team approach. The following charts indicate the individuals involved with the day to day portfolio management of each of the Johnson Mutual Funds and a description of their experience. Also included in the chart is a dollar range of equity securities in the Funds.

PORTFOLIO
MANAGER,          PARTICIPATION ON   LENGTH OF                                                   DOLLAR RANGE OF EQUITY SECURITIES
TITLE             TEAMS              SERVICE    BUSINESS EXPERIENCE                              IN FUNDS
----------------  -----------------  ---------  -----------------------------------------------  -----------------------------------
Brian Kute,       Growth,            10 years   Team Leader for Opportunity Fund; Chartered      Growth: $10,001-$50,000
                  Opportunity, and              Financial Analyst ("CFA"), 1999; Manager of      Opportunity: $50,001-$100,000
                  Realty                        Research for the Adviser since March, 2003;      Realty: None
                                                Equity Analyst/Portfolio Manager for the
                                                Adviser from September, 1994 to March, 2003;

Richard Miller    Growth             15 years   Team Leader for Growth Fund;  CFA, 1977; Vice    Growth: $100,001-$500,000
                                                President and Portfolio Manager of the Adviser
                                                since October, 1989.

Jeff Cornell      Growth,            3 years    Portfolio Manager of the Adviser since May,      Growth: $10,001-$50,000
                  Opportunity                   2001; CFA, 1998; Portfolio Manager and Research  Opportunity: $10,001-$50,000
                                                Director, Retirement Capital Advisors from
                                                January, 2000 to May, 2001; Portfolio Manger,
                                                Countrywide Investments from March, 1995 to
                                                December, 1999; Tust Investment Officer, North
                                                Side Bank, June, 1991 to March, 1995.

Brett Parrish     Opportunity        3 years    CFA, 1998; Portfolio Manager of the Adviser      Opportunity: $10,001-$50,000
                                                since 2001; Portfolio Manager, Ohio National
                                                Financial Services from 2000 to 2001; Portfolio
                                                Manger, Ohio Casualty Group, 1994 to 2000.

Aaron Taylor      Opportunity        6 years    CFA, 2004; Associate Equity Analyst of the       Opportunity: $10,001-$50,000
                                                Adviser since 2005; Research Assistant of the
                                                Adviser from April, 1999 to February, 2005;
                                                Investment Representative, Fidelity Investments
                                                November, 1995 to February, 1999.

Scott Muhlhauser  Growth             21 years   CFA, 1979; Vice President and Portfolio Manager  Growth: $10,001-$50,000
                                                of the Adviser since August, 1983.

Fred Brink        Realty             7 years    Team Leader for the Realty Fund; CFA, 1999;      Realty: $1-10,000
                                                Equity Analyst for the Adviser since June,
                                                1997; Funds Manager, Star Bank from June, 1991
                                                to June, 1997.

Jason Jackman     Fixed Income,      11 years   Team Leader for the Fixed Income and Municipal   Fixed Income: None
                  Municipal Income              Income Funds; CFA, 1998; Portfolio Manager for   Municipal Income: None
                                                the Adviser since

                                                August, 1993.

Dale Coates       Growth, Fixed      16 years   CFA, 1999; Vice President and Portfolio Manger   Growth: $100,001-500,000
                  Income, Municipal             of the Adviser since February, 1989.             Fixed Income: $50,001-$100,000
                  Income                                                                         Municipal Income: None

Michael Leisring  Fixed Income,      5 years    CFA, 2002; Fixed Income Analyst for the Adviser  Fixed Income: None
                  Municipal Income              since June, 2003; Portfolio Manager Assistant    Municipal Income: None
                                                for the Adviser March, 1999 to June, 2003;
                                                Brokerage Representative, Fidelity Investments,
                                                October, 1998 to March, 1999

The following table discloses the number of other accounts managed by the portfolio manager team member and the total assets managed within other registered investment companies ("RIC"). The Adviser does not use any performance based fees.

                    NUMBER OF RIC                         NUMBER OF OTHER    TOTAL ASSETS OF OTHER
TEAM MEMBER         ACCOUNTS         TOTAL RIC ASSETS     ACCOUNTS MANAGED      ACCOUNTS MANAGED
-----------------   -------------   -------------------   ----------------   ---------------------
Brian Kute,                                                       1             $           95,000

Richard Miller                                                   79             $      175,147,000

Jeff Cornell                                                     60             $       98,563,000

Brett Parrish                                                    82             $        1,806,000

Aaron Taylor                                                      1             $           40,000

Scott Muhlhauser                                                163             $      408,130,000

Dale Coates               3         $    153,516,896.00          38             $      181,118,000

Fred Brink                                                        2             $           83,000

Jason Jackman             3         $    153,516,896.00           5             $      149,900,000

Michael Leisring          3         $    153,516,896.00           1             $           47,000

There are currently no conflicts of interest between the management of the funds and the accounts described above that the Fund determines is material. Purchases and redemptions to the accounts are processed with an allocation program that does not permit any discrimination to either the Fund accounts or the accounts described above.

Each of the team members are compensated for their services by the Adviser. The Portfolio's compensation consists of a salary, incentive compensation, and retirement plans contributions by the Adviser. The salary for each team member is fixed. The incentive compensation structure provides additional compensation to the portfolio management team member if the Funds and accounts described in the table meet certain performance criteria versus the established benchmarks on a pretax basis. The benchmarks are measured on a one and three year basis. Portfolio management team members are also eligible for participation in a Defined

Contribution Plan which provides retirement contributions based on a percent of salary which is applied to all employees of the Adviser and its affiliates.

CUSTODIAN

The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202, is the current custodian of the Funds' investments. The Custodian acts as each Fund's depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

FUND SERVICES

Johnson Financial, Inc. ("JFI"), 3777 West Fork Road, Cincinnati, Ohio 45247, acts as the Funds' transfer agent. A Trustee and four officers of the Trust are members of management and/or employees of JFI. JFI maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the services as transfer agent, for the fiscal years ended December 30, 2002, 2003 and 2004, JFI received from the Adviser (not the Funds) an annual fee of $30,000 in the aggregate for all Funds of the Trust.

In addition, JFI provides fund accounting services to each Fund, including maintaining each Fund's accounts, books and records, calculating net asset value per share and distributions, and providing reports and other accounting services. For the services as fund accountant, for the fiscal years ended December 31, 2002, 2003, and 2004 JFI received from the Adviser (not the Funds) an annual fee of $18,000 in the aggregate for all Funds of the Trust.

JFI also provides the Funds with administrative services to each Fund and the Trust, including all compliance, regulatory reporting and necessary office equipment, personnel and facilities. For its services as fund administrator, for the fiscal years ended December 31, 2002, 2003, and 2004, JFI received from the Adviser (not the Funds) an annual fee of $264,000 in the aggregate for all Funds of the Trust.

ACCOUNTANTS

The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio has been selected as independent public accountants for the Trust for the fiscal year ended December 31, 2005. Cohen McCurdy Ltd. performs an annual audit of the Trust's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditor report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to shareholders for the period ended December 31, 2004. The Funds will provide the Annual Report without charge at written request or request by telephone.

EXHIBIT A ADVISER'S PROXY VOTING GUIDELINES

OVERVIEW

The following polices are guidelines in voting the proxies.

Generally, the adviser favors proposals that protect and enhance the rights of shareholders as a class and disapprove policies that favor individual shareholders or groups of shareholders at the expense of others. The adviser will vote for some proposals of management if management is acting in the best interests of its stockholders.

Any reference to granting powers to individuals giving them power of substitution in voting the proxy will be stricken out of the proxy unless the account owning the securities has provisions for substitution in its governing instrument. In that case, the individual voting the proxy will determine the advisability of striking or returning the substitution authority.

A record is to be maintained of the date it was voted and how it was voted.

JOHNSON INVESTMENTS COUNSEL, INC.'S (THE ADVISER) POLICY ON THE FOLLOWING ISSUES
ARE:

ELECT DIRECTORS IS TO:

- WITHHOLD votes from director nominees IF 1% or more of directors serving on the nominating committee are employees or have ties.

- WITHHOLD from any director nominee attending less than 75% of the board and committee meetings during the previous fiscal year.

- WITHHOLD votes from director nominees IF 1% or more of directors serving on the compensation committee are employees or have ties.

- WITHHOLD votes from director nominees IF 1% or more of directors serving on the audit committee are employees or have ties.

RATIFY SELECTION OF AUDITORS

- Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.

APPROVE NAME CHANGE

-     Always vote FOR a management proposal to change the company name.

APPROVE OTHER BUSINESS

-     Always vote FOR a management proposal to approve other business.

ADJOURN MEETING

-     Always vote FOR a management proposal to adjourn the meeting.

APPROVE TECHNICAL AMENDMENTS

- Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.

APPROVE FINANCIAL STATEMENTS

-     Always vote FOR a management proposal to approve financial statements.

INCREASE AUTHORIZED COMMON STOCK

- Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.

- Vote AGAINST IF the dilution represents more than 125% of current authorized shares.

DECREASE AUTHORIZED COMMON STOCK

-     Always vote FOR a management proposal to decrease authorized common stock.

AMEND AUTHORIZED COMMON STOCK

-     Always vote FOR a management proposal to amend authorized common stock.

APPROVE COMMON STOCK ISSUANCE

- Vote AGAINST IF the dilution represents more than 25% of current outstanding voting power before the stock issuance.

-     Vote AGAINST IF the issued common stock has superior voting rights.

APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS

- Vote AGAINST IF the warrants, when exercised, would exceed 25% of the outstanding voting power.

AUTHORIZE PREFERRED STOCK

- Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

INCREASE AUTHORIZED PREFERRED STOCK

- Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

DECREASE AUTHORIZED PREFERRED STOCK

- Always vote FOR a management proposal to decrease authorized preferred stock.

CANCEL SERIES OF PREFERRED STOCK

- Always vote FOR a management proposal to cancel a class or series of preferred stock.

AMEND AUTHORIZED PREFERRED STOCK

-     Always vote FOR a management proposal to amend preferred stock.

APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK

- Vote AGAINST IF the dilution represents more than 25% of the total voting power.

- Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

ELIMINATE PREEMPTIVE RIGHTS

-     Always vote AGAINST a management proposal to eliminate preemptive rights.

RESTORE PREEMPTIVE RIGHTS

- Always vote FOR a management proposal to create or restore preemptive rights.

AUTHORIZE DUAL CLASS STOCK

-     Vote AGAINST IF the shares have inferior or superior voting rights.

ELIMINATE DUAL CLASS STOCK

- Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.

AMEND DUAL CLASS STOCK

- Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.

INCREASE AUTHORIZED DUAL CLASS STOCK

- Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.

APPROVE SHARE REPURCHASE

- Always vote FOR a management proposal to approve a stock repurchase program.

APPROVE STOCK SPLIT

-     Always vote FOR a management proposal to approve a stock split.

APPROVE REVERSE STOCK SPLIT

- Always vote FOR a management proposal to approve reverse a stock split, unless the common stock is not proportionately reduced.

APPROVE BANKRUPTCY RESTRUCTURING

-     Always vote FOR a management proposal on bankruptcy restructurings.

APPROVE REINCORPORATION

-     Vote AGAINST IF the proposal would reduce shareholder rights.

APPROVE SPIN-OFF

- Always vote FOR a management proposal to spin-off certain company operations or divisions.

APPROVE SALE OF ASSETS

-     Always vote FOR a management proposal to approve the sale of assets.

ELIMINATE CUMULATIVE VOTING

-     Always vote AGAINST a management proposal to eliminate cumulative voting.

ADOPT CUMULATIVE VOTING

-     Always vote FOR a management proposal to adopt cumulative voting.

ADOPT DIRECTOR LIABILITY PROVISION

-     Always vote FOR a management proposal to limit the liability of directors.

AMEND DIRECTOR LIABILITY PROVISION

- Always vote FOR a management proposal to amend director liability provisions.

ADOPT INDEMNIFICATION PROVISION

-     Always vote FOR a management proposal to indemnify directors and officers.

AMEND INDEMNIFICATION PROVISION

- Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.

APPROVE BOARD SIZE

-     Always vote FOR a management proposal to set the board size.

NO SHAREHOLDER APPROVAL TO FILL VACANCY

- Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

GIVE BOARD AUTHORITY TO SET BOARD SIZE

- Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

REMOVAL OF DIRECTORS

- Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.

APPROVE NON-TECHNICAL CHARTER AMENDMENTS

- Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.

APPROVE NON-TECHNICAL BYLAW AMENDMENTS

- Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.

APPROVE CLASSIFIED BOARD

-     Always vote AGAINST a management proposal to adopt a classified board.

AMEND CLASSIFIED BOARD

-     Always vote FOR a management proposal to amend a classified board.

REPEAL CLASSIFIED BOARD

-     Always vote FOR a management proposal to repeal a classified board.

ADOPT POISON PILL

- Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).

REDEEM POISON PILL

- Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).

ELIMINATE SPECIAL MEETING

- Always vote AGAINST a management proposal to eliminate shareholders' right to call a special meeting.

LIMIT SPECIAL MEETING

- Always vote AGAINST a management proposal to limit shareholders' right to call a special meeting.

RESTORE SPECIAL MEETING

- Always vote FOR a management proposal to restore shareholders' right to call a special meeting.

ELIMINATE WRITTEN CONSENT

- Always vote AGAINST a management proposal to eliminate shareholders' right to act by written consent.

LIMIT WRITTEN CONSENT

- Always vote AGAINST a management proposal to limit shareholders' right to act by written consent.

RESTORE WRITTEN CONSENT

- Always vote FOR a management proposal to restore shareholders' right to act by written consent.

ADOPT SUPERMAJORITY REQUIREMENT

- Always vote AGAINST a management proposal to establish a supermajority vote provision to approve a merger or other business combination.

AMEND SUPERMAJORITY REQUIREMENT

- Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

ELIMINATE SUPERMAJORITY REQUIREMENT

- Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

ADOPT SUPERMAJORITY LOCK-IN

- Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

AMEND SUPERMAJORITY LOCK-IN

- Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

ELIMINATE SUPERMAJORITY LOCK-IN

- Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

CONSIDER NON-FINANCIAL EFFECTS OF MERGER

- Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

ADOPT FAIR PRICE PROVISION

- Always vote FOR a management proposal that establishes a fair price provision.

AMEND FAIR PRICE PROVISION

-     Always vote FOR a management proposal to amend a fair price provision.

REPEAL FAIR PRICE PROVISION

- Always vote AGAINST a management proposal to repeal a fair price provision.

ADOPT ANTI-GREENMAIL PROVISION

-     Always vote FOR a management proposal to limit the payment of greenmail.

ADOPT ADVANCE NOTICE REQUIREMENT

- Always vote FOR a management proposal to adopt advance notice requirements.

OPT OUT OF STATE TAKEOVER LAW

- Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.

OPT INTO STATE TAKEOVER LAW

- Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

ADOPT STOCK OPTION PLAN

- Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.

- Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of outstanding common stock.

- Vote AGAINST IF the plan allows for the repricing or replacement of underwater options.

- Vote AGAINST IF the plan allows for non-qualified options to be priced at less than 100% of the fair market value on the grant date.

- Vote AGAINST IF the plan administrator may provide loans to exercise awards.

-     Vote AGAINST IF the plan administrator may grant reloaded stock options.

- Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.

AMEND STOCK OPTION PLAN

- Vote AGAINST IF the plan would allow options to be priced at less than 100% fair market value on the grant date.

- Vote AGAINST IF the amendment allows for the repricing or replacement of underwater options.

ADD SHARES TO STOCK OPTION PLAN

- Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.

- Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of total outstanding common stock.

- Vote AGAINST IF the company allows for the repricing or replacement of underwater options.

- Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of fair market value on the grant date.

- Vote AGAINST IF the plan administrator may provide loans to exercise awards.

-     Vote AGAINST IF the plan administrator may grant reloaded stock options.

- Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.

LIMIT ANNUAL AWARDS

- Always vote FOR a management proposal to limit per-employee annual option awards.

EXTEND TERM OF STOCK OPTION PLAN

- Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of outstanding common stock.

- Vote AGAINST IF the plan allows repricing or replacement of underwater options.

- Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

- Vote AGAINST IF the plan administrator may provide loans to exercise awards.

-     Vote AGAINST IF the plan administrator may grant reloaded stock options.

- Vote AGAINST IF the company repriced or replaced underwater options in the past fiscal year.

ADOPT DIRECTOR STOCK OPTION PLAN

- Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

- Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.

- Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.

-     Vote AGAINST IF the plan authorizes 5 or more types of awards.

-     Vote AGAINST IF the plan allows for non-formula discretionary awards.

AMEND DIRECTOR STOCK OPTION PLAN

-     Vote AGAINST IF the amendment would authorize 5 or more types of awards.

- Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.

ADD SHARES TO DIRECTOR STOCK OPTION PLAN

- Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of fair market value.

- Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.

- Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.

-     Vote AGAINST IF the plan authorizes 5 or more types of awards.

- Vote AGAINST IF the proposed plan allows for non-formula discretionary awards.

ADOPT EMPLOYEE STOCK PURCHASE PLAN

- Vote AGAINST IF the plan allows employees to purchase stock at less than 85% the fair market value.

- Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.

- Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than 15% of the outstanding common equity.

AMEND EMPLOYEE STOCK PURCHASE PLAN

- Vote AGAINST IF the plan allows employees to purchase stock at less than 85% of the fair market value.

ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN

- Vote AGAINST IF the plan allows employees to purchase stock at less than 85% of the fair market value.

- Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.

- Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than 15% of the outstanding common equity.

ADOPT STOCK AWARD PLAN

-     Vote AGAINST IF the awards vest solely on tenure.

- Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.

- Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.

AMEND STOCK AWARD PLAN CASE-BY-CASE

- Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

ADD SHARES TO STOCK AWARD PLAN

-     Vote AGAINST IF the awards vest solely on tenure.

- Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.

- Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.

ADOPT DIRECTOR STOCK AWARD PLAN CASE-BY-CASE

- Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted when granted.

- Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.

- Vote AGAINST IF the minimum potential dilution for all plans is more than 15% of the outstanding common equity.

- Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.

AMEND DIRECTOR STOCK AWARD PLAN

- Vote AGAINST IF the amendment allows stock awards with no tenure or performance-based vesting.

- Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.

ADD SHARES TO DIRECTOR STOCK AWARD PLAN

- Vote AGAINST IF the vesting is based on tenure or if the shares are unrestricted when granted.

- Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.

- Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.

- Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards

APPROVE ANNUAL BONUS PLAN

-     Always vote FOR a management proposal to approve an annual bonus plan.

APPROVE SAVINGS PLAN

-     Always vote FOR a management proposal to adopt a savings plan.

APPROVE OPTION/STOCK AWARDS

- Vote AGAINST IF the option/stock award is priced less than 100% of the fair market value on the grant date.

- Vote AGAINST IF the option/stock award represents dilution of more than 5% of outstanding common equity.

-     Vote AGAINST IF the option/stock award is unrestricted shares.

- Vote AGAINST IF the minimum equity overhang from all plans is more than 15% of the common equity.

ADOPT DEFERRED COMPENSATION PLAN

- Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.

APPROVE LONG-TERM BONUS PLAN

-     Always vote FOR a management proposal to approve a long-term bonus plan.

APPROVE EMPLOYMENT AGREEMENTS

- Always vote FOR a management proposal to approve an employment agreement or contract.

AMEND DEFERRED COMPENSATION PLAN

- Always vote FOR a management proposal to amend a deferred compensation plan.

EXCHANGE UNDERWATER OPTIONS

- Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).

AMEND ANNUAL BONUS PLAN

-     Always vote FOR a management proposal to amend an annual bonus plan.

REAPPROVE OPTION/BONUS PLAN FOR OBRA

- Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

AMEND LONG-TERM BONUS PLAN

-     Always vote FOR a management proposal to amend a long-term bonus plan.

SHAREHOLDER PROPOSALS

SHAREHOLDER APPROVAL OF AUDITORS

- Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.

AUDITORS MUST ATTEND ANNUAL MEETING

- Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.

LIMIT CONSULTING BY AUDITORS

- Always vote FOR a shareholder proposal calling for limiting consulting by auditors.

ROTATE AUDITORS

- Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

RESTORE PREEMPTIVE RIGHTS

-     Always vote FOR a shareholder proposal to restore preemptive rights.

STUDY SALE OR SPIN-OFF

- Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

ADOPT CONFIDENTIAL VOTING

- Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

COUNTING SHAREHOLDER VOTES

- Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

NO DISCRETIONARY VOTING

- Always vote AGAINST a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.

EQUAL ACCESS TO THE PROXY

- Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.

IMPROVE MEETING REPORTS

- Always vote AGAINST a shareholder proposal to improve annual meeting reports.

CHANGE ANNUAL MEETING LOCATION

- Always vote AGAINST a shareholder proposal to change the annual meeting location.

CHANGE ANNUAL MEETING DATE

- Always vote AGAINST a shareholder proposal to change the annual meeting date.

BOARD INCLUSIVENESS

- Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

INCREASE BOARD INDEPENDENCE

- Always vote FOR a shareholder proposal seeking to increase board independence.

DIRECTOR TENURE/RETIREMENT AGE

- Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

MINIMUM STOCK OWNERSHIP BY DIRECTORS

- Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.

ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD

- Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.

DIRECTORS' ROLE IN CORPORATE STRATEGY

- Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.

INCREASE NOMINATING COMMITTEE INDEPENDENCE

- Always vote FOR a shareholder proposal to increase the independence of the nominating committee.

CREATE NOMINATING COMMITTEE

- Always vote FOR a shareholder proposal to create a nominating committee of the board.

CREATE SHAREHOLDER COMMITTEE

- Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.

INDEPENDENT BOARD CHAIRMAN

- Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

LEAD DIRECTOR

- Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

ADOPT CUMULATIVE VOTING

- Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.

REQUIRE NOMINEE STATEMENT IN PROXY

- Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

DOUBLE BOARD NOMINEES

- Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.

DIRECTOR LIABILITY

- Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.

REPEAL CLASSIFIED BOARD

-     Always vote FOR a shareholder proposal to repeal a classified board.

ELIMINATE SUPERMAJORITY PROVISION

- Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.

REDUCE SUPERMAJORITY PROVISION

- Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.

REPEAL FAIR PRICE PROVISION

- Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.

RESTORE RIGHT TO CALL A SPECIAL MEETING

- Always vote FOR a shareholder proposal to restore shareholders' right to call a special meeting.

RESTORE RIGHT TO ACT BY WRITTEN CONSENT

- Always vote FOR a shareholder proposal to restore shareholders' right to act by written consent.

PROHIBIT TARGETED SHARE PLACEMENT

- Always vote FOR a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

OPT OUT OF STATE TAKEOVER STATUTE

- Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

REINCORPORATION

-     Vote AGAINST IF the new state has stronger anti-takeover provisions.

ADOPT ANTI-GREENMAIL PROVISION

-     Always vote FOR a shareholder proposal to limit greenmail payments.

RESTRICT EXECUTIVE COMPENSATION

- Always vote AGAINST a shareholder proposal to restrict executive compensation.

DISCLOSE EXECUTIVE COMPENSATION

- Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.

RESTRICT DIRECTOR COMPENSATION

- Always vote AGAINST a shareholder proposal to restrict director compensation.

CAP EXECUTIVE PAY

-     Always vote AGAINST a shareholder proposal to cap executive pay.

PAY DIRECTORS IN STOCK

- Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.

APPROVE EXECUTIVE COMPENSATION

- Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

RESTRICT DIRECTOR PENSIONS

- Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE

- Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

NO REPRICING OF UNDERWATER OPTIONS

- Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.

GOLDEN PARACHUTES

- Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.

AWARD PERFORMANCE-BASED STOCK OPTIONS

- Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

EXPENSE STOCK OPTIONS

- Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.

PENSION FUND SURPLUS

- Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

CREATE COMPENSATION COMMITTEE

-     Always vote FOR a shareholder proposal to create a compensation committee.

HIRE INDEPENDENT COMPENSATION CONSULTANT

- Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

INCREASE COMPENSATION COMMITTEE INDEPENDENCE

- Always vote FOR a shareholder proposal to increase the independence of the compensation committee.

INCREASE AUDIT COMMITTEE INDEPENDENCE

- Always vote FOR a shareholder proposal to increase the independence of the audit committee.

INCREASE KEY COMMITTEE INDEPENDENCE

- Always vote FOR a shareholder proposal to increase the independence of key committees.

SOCIAL ISSUE PROPOSALS

*ABSTAIN ON ALL SOCIAL ISSUES PROPOSALS WHERE NO GUIDELINE HAS BEEN SELECTED*

REVIEW CHARITABLE GIVING POLICY

- Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.

LIMIT OR END CHARITABLE GIVING

- Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.

CASE BY CASE

-     Contested Election of Directors

-     Approve Merger/Acquisition

-     Approve Recapitalization

-     Approve Restructuring

-     Approve Liquidation

-     Approve Leveraged Buyout

- Redeem or vote on poison pill on a case by case unless the proposal seeks to redeem the rights plan

Johnson Mutual Funds

Statement of Additional Information dated May 2, 2005
JIC Institutional Bond Fund I
JIC Institutional Bond Fund II
JIC Institutional Bond Fund III

Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170
513-661-4901 (FAX)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the JIC Institutional Bond Funds dated May 2, 2005. This SAI incorporates by reference the financial statements and independent auditor's report in the Fund's Annual Report to Shareholders for the period ended December 31, 2004 (the "Annual Report"). A free copy of the Prospectus and Annual Report can be obtained by writing the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, or by calling the Trust at (513) 661-3100 or
(800) 541-0170.

                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST                                                       3
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS                                  3
   A.    QUALITY RATINGS                                                       3
   B.    CORPORATE DEBT SECURITIES                                             3
   C.    FIXED INCOME SECURITIES                                               3
   D.    U.S. GOVERNMENT SECURITIES                                            3
   E.    MORTGAGE-BACKED SECURITIES                                            3
   F.    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)                            4
   G.    FINANCIAL SERVICE INDUSTRY OBLIGATIONS                                4
   H.    ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES                         4
   I.    RESTRICTED SECURITIES                                                 4
   J.    FOREIGN SECURITIES                                                    5
   K.    REPURCHASE AGREEMENTS                                                 5
   L.    WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS                        5
INVESTMENT LIMITATIONS                                                         5
   A.    FUNDAMENTAL                                                           5
   B.    NON-FUNDAMENTAL                                                       6
TRUSTEES AND OFFICERS                                                          7
OWNERSHIP                                                                      8
THE INVESTMENT ADVISER                                                         8
PORTFOLIO TRANSACTIONS AND BROKERAGE                                           9
CODE OF ETHICS                                                                 9
DETERMINATION OF SHARE PRICE                                                   9
TAXES                                                                         10
DISCLOSURE OF PORTFOLIO HOLDINGS                                              10
PORTFOLIO MANAGERS                                                            11
CUSTODIAN                                                                     12
FUND SERVICES                                                                 12
ACCOUNTANTS                                                                   12
FINANCIAL STATEMENTS                                                          12

DESCRIPTION OF THE TRUST

Johnson Mutual Funds Trust (the "Trust") is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the "Trust Agreement"). The Board of Trustees supervises the business activities of the Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of eight series have been authorized, three of which are the JIC Institutional Bond Fund I, the JIC Institutional Bond Fund II and the JIC Institutional Bond Fund III (the "Funds"). The Funds were established on August 31, 2000.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each of the Funds, at its discretion and with shareholder consent, may use securities from a Fund's portfolio to pay you for your shares, provided that the Adviser deems that such a distribution of securities will not adversely affect the Fund's portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

This section contains a more detailed discussion of some of the investments of the Funds may make and some of the techniques they may use.

A.    QUALITY RATINGS

The Adviser considers corporate debt securities to be of investment-grade quality if they are rated BBB or higher by the Standard & Poor's Corporation ("S&P), Baa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody's drops below A3 or A-, respectively, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. No Fund holds more than 5% of the value of its net assets in securities that are below A3 or A-. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below A3 or A-, the Fund will take action to reduce the value of such securities below 5%.

B.    CORPORATE DEBT SECURITIES

Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper that consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

C.    FIXED INCOME SECURITIES

Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

D.    U.S. GOVERNMENT SECURITIES

U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities such as securities issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association (FNMA), are supported only by the credit of the agency that issued them and the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are neither insured nor guaranteed by the U.S. government.

E.    MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return. While there is no limit on issues backed by government agencies, no Fund will invest more than 30% of its net assets in mortgage-backed securities issued by entities other than government agencies.

F.    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. While there is no limit on issues backed by government agencies, no Fund will invest more than 30% of its net assets in CMOs issued by entities other than government agencies.

G.    FINANCIAL SERVICE INDUSTRY OBLIGATIONS

Financial service industry obligations include, among others, the following.

1. Certificates of Deposit - Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

2. Time Deposits - Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

3. Bankers' Acceptances - Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

H.    ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES

Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments--if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 30% of its net assets in asset-backed or receivable-backed securities.

I.    RESTRICTED SECURITIES

Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

J.    FOREIGN SECURITIES

The Funds may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment-grade domestic securities. Neither Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 15% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.

K.    REPURCHASE AGREEMENTS

A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

L.    WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund's share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

INVESTMENT LIMITATIONS

A.    FUNDAMENTAL

The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental")--i.e., they may not be changed without the affirmative vote of majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1. Borrowing Money - The Funds will not borrow money except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities - The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff, and (b) as described in the Prospectus and this Statement of Additional Information.

3. Underwriting - The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate - The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5. Commodities - The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6. Loans - The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration - A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as the date of consummation.

B.    NON-FUNDAMENTAL

The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

1. Pledging - The funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.

2. Borrowing - The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases - The Funds will not purchase securities or evidences of interest thereon on "margin". This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchase and sales or redemption of securities.

4. Short Sales - The Funds will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short.

5. Futures and Options - The Funds will not purchase or sell puts, calls, options or straddles.

6. Illiquid Investments - A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

7. Issuers - No Fund will invest more than 5% of its net assets in securities for which there are legal or contractual restrictions or resale and other illiquid securities.

8. Non-Dollar Denominated Securities - The Funds will only purchase dollar-denominated investments.

9. Eighty Percent Investment Policy - Under normal circumstances, at least 80% of the respective Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in bonds. No Fund will change this policy unless the Fund's shareholders are provided with at least sixty days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type: "Important Notice Regarding Change in Investment Policy". The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund's shareholders.

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and Officers of the Trust is provided below. Trustees who are not deemed to be interested persons of the Trust, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be "interested persons" of the Trust are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns or is removed.

                                 CURRENT
                                 POSITION        LENGTH OF                                          NUMBER OF          OTHER
   NAME, ADDRESS AND            HELD WITH          TIME          PRINCIPAL OCCUPATION DURING        PORTFOLIOS     DIRECTORSHIPS
          AGE                     TRUST           SERVED                PAST FIVE YEARS              OVERSEEN           HELD
INTERESTED TRUSTEE

Timothy E. Johnson (62)*  President and Trustee  Since 1992  President and Director of Johnson           8      Director, Kendle
3777 West Fork Road                                          Investment Counsel, Inc., the Trust's              International, Inc.
Cincinnati, Ohio 45247                                       Adviser, and Professor Finance at the
                                                             University of Cincinnati
INDEPENDENT TRUSTEES

John W. Craig (71)        Trustee                Since 1992  Retired Director of Corporate               8      None
3777 West Fork Road                                          Affairs, R. A. Jones and Co., Inc.
Cincinnati, Ohio 45247

Ronald H. McSwain (62)    Trustee                Since 1992  President of McSwain Carpets, Inc.          8      None
3777 West Fork Road                                          until 2001; partner of P&R Realty, a
Cincinnati, Ohio 45247                                       real estate development partnership
                                                             since 1984

Kenneth S. Shull (75)     Trustee                Since 1992  Retired plant engineer at The Procter       8      None
3777 West Fork Road                                          & Gamble Company
Cincinnati, Ohio 45247

OFFICERS

Dale H. Coates (46)       Secretary and Vice     Since 1992  Portfolio Manager of the Trust's           N/A     N/A
3777 West Fork Road       President                          Adviser
Cincinnati, Ohio 45247

Richard T. Miller (59)    Vice President         Since 1992  Portfolio Manager of the Trust's           NA      NA
3777 West Fork Road                                          Adviser
Cincinnati, Ohio 45247

Marc E. Figgins (41)      Chief Financial        Since 2002  Mutual Funds Manager for Johnson           NA      NA
3777 West Fork Road       Officer and Treasurer              Financial, Inc. since July 2001,
Cincinnati, Ohio 45247                                       Director of BISYS Fund Services from
                                                             January 2001 to July 2001, Mutual
                                                             Funds Manager at McDonald Investments
                                                             from 1991 to 2000

Scott J. Bischoff (40)    Chief Compliance       Since 1992  Operations Manager of the Trust's          NA      NA
3777 West Fork Road       Officer                            Adviser
Cincinnati, Ohio 45247

*Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust's Adviser and an officer of the Trust.

The Board currently has an Audit Committee and a Nominating Committee. Each committee consists of all independent trustees. The Audit Committee met twice during the fiscal year ended December 31, 2004. The Nominating Committee did not meet during the fiscal year ended December 31, 2004. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act. The functions of the Nominating Committee are to oversee the nomination and selection of the Trustees.

The dollar ranges of securities beneficially owned* by the Trustees in each Fund and in the Trust as of December 31, 2004, are as follows:

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                      DOLLAR RANGE OF EQUITY SECURITIES HELD IN EACH   SECURITIES HELD IN ALL FUNDS OF THE
  NAME OF TRUSTEE      JOHNSON INVESTMENT COUNSEL INSTITUTIONAL FUND                   TRUST
Timothy E. Johnson                       None                                      Over $100,000
John W. Craig                            None                                    $50,001-$100,000
Ronald H. McSwain                        None                                      Over $100,000
Kenneth S. Shull                         None                                    $50,001-$100,000

The compensation paid to the Trustees of the Trust for the year ended December 31, 2004 is set forth in the following table:

  NAME OF TRUSTEE       TOTAL COMPENSATION FROM TRUST (THE TRUST IS NOT IN A FUND COMPLEX)*
Timothy E. Johnson                                   $     0
John W. Craig                                        $ 6,250
Ronald H. McSwain                                    $ 6,250
Kenneth S. Shull                                     $ 6,250

* Trustee fees are Trust expenses. However, because the Management Agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

OWNERSHIP

As of February 28, 2005, the following persons may be deemed to beneficially own five percent (5%) or more of the outstanding shares of each of the Funds:

JIC INSTITUTIONAL BOND FUND I

The Covie and Company, 5215 Old Orchard Road, Suite 725, Skokie, Illinois 60077-1045: 100%.

JIC INSTITUTIONAL BOND FUND II

The Covie and Company, 5215 Old Orchard Road, Suite 725, Skokie, Illinois 60077-1045: 100%.

JIC INSTITUTIONAL BOND FUND III

The Covie and Company, 5215 Old Orchard Road, Suite 725, Skokie, Illinois 60077-1045: 100%.

SHAREHOLDER RIGHTS - Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he/she owns and fractional votes for fractional shares he/she owns. All shares of a Fund have equal voting rights and liquidation rights.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under
Section 2(a)(9) of the Investment Company Act of 1940.

THE INVESTMENT ADVISER

The Trust's investment Adviser is Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247. Timothy E. Johnson may be deemed to be a controlling person and an affiliate of the Adviser due to his ownership of its shares and his position as the President and director of the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the Management Agreement, the Adviser manages the Funds' investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), 12b-1 fees and extraordinary expenses. As compensation for its management services and agreement to pay the Funds' expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.30% of the average daily net assets of each Fund. For the fiscal years indicated below, the following advisory fees, net of fee waivers, were paid:

                                                         2004           2003           2002
JIC Institutional Bond Fund I                        $    154,224   $    141,267   $    137,741
JIC Institutional Bond Fund II                       $    151,578   $    138,660   $    137,755
JIC Institutional Bond Fund III                      $    132,580   $    125,036   $    125,017

The Board of Trustees renewed the Management Agreement at a meeting held on June 1, 2004. The Trustees reviewed reports comparing the performance of each Fund of relevant indices and a universe of other mutual funds with similar objectives and investment strategies. The Board also reviewed reports comparing the expenses of each Fund to several other funds with similar objectives. The Board reviewed the Funds' expense ratios. Representative of the Adviser provided other criteria that the Trustees should consider in their approval of the Management Agreements. They indicated that the Adviser has been working with the Trust for in excess of 10 years, giving the Adviser significant experience managing and administering the Funds, and that the Adviser's financial condition is excellent. They also noted that the Funds did not use an affiliated broker. Mr. Johnson reminded the Trustees that they reviewed the Adviser's soft dollar arrangements at each Board meeting and that the Funds did not use an affiliated broker. The independent Trustees then met separately with legal counsel for the Funds, who reminded them of their fiduciary duties with respect to the approval of the continuance of the Management Agreement. When the other participants rejoined the meeting, the Trustees discussed the high quality of the services provided by the Adviser and, based on the information provided, it was the Board's consensus that the fees paid to the Adviser pursuant to the Management Agreement were reasonable. The Trustees, therefore, determined that the overall arrangement provided under the terms of each Agreement was a reasonable business arrangement and that the renewal of each Agreement was in the best interests of the applicable Fund's shareholders.

The Adviser retains the right to use the name "Johnson" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Johnson" automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Adviser on thirty days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules:

A. All client accounts would have their entire order filled or receive no shares at all, unless the account's purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable.

B. The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal.

Based on rule A, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.

CODE OF ETHICS

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

The prices (net asset values) of the shares of each Fund are determined as of the close of trading of the New York Stock Exchange (4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust uses Thomson Financial and Interactive Data Corporation to price portfolio securities. The Board of Trustees periodically reviews the pricing services used by the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

For additional information about the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

TAXES

Each Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, no Fund will be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (30%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2004, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($33) expiring in 2008, ($8,213) expiring in 2009, ($941,004) expiring in 2010 and ($18,453) expiring in 2011. To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian, each of which is described in this SAI. Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms (currently Lipper and Morningstar) on a periodic basis. The Funds also may disclose portfolio holdings, as needed, to the Funds' auditors, proxy voting services (if applicable), pricing services and legal counsel, each of which is described in the prospectus or in this SAI. This information is disclosed to third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or
(iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds' portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds' portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.

PORTFOLIO MANAGERS

The Johnson Mutual Funds are managed with a team approach. The following charts indicate the individuals involved with the day to day portfolio management of each of the Johnson Mutual Funds and a description of their experience. Also included in the chart is a dollar range of equity securities in the Funds. (DATA WILL BE UPDATED FOR FINAL FILING.)

                                                                                                              DOLLAR RANGE OF
                                                          LENGTH OF                                           EQUITY SECURITIES
PORTFOLIO MANAGER, TITLE  PARTICIPATION ON TEAMS          SERVICE          BUSINESS EXPERIENCE                IN FUNDS
------------------------  ------------------------------  ---------------  ---------------------------------  ---------------------
Jason Jackman             JIC Institutional Bond Fund I,  11 years         Team Leader for the Fixed          None
                          JIC Institutional Bond Fund                      Income and Municipal Income
                          II, JIC Institutional Bond                       Funds; CFA, 1998; Portfolio
                          Fund III                                         Manager for the Adviser since
                                                                           August, 1993.

Dale Coates               JIC Institutional Bond Fund I,  16 years         CFA, 1999; Vice President and      None
                          JIC Institutional Bond Fund                      Portfolio Manger of the Adviser
                          II, JIC Institutional Bond                       since February, 1989.
                          Fund III

Michael Leisring          JIC Institutional Bond Fund I,  5 years          CFA, 2002; Fixed Income Analyst    None
                          JIC Institutional Bond Fund                      for the Adviser since June,
                          II, JIC Institutional Bond                       2003; Portfolio Manager
                          Fund III                                         Assistant for the Adviser
                                                                           March, 1999 to June, 2003;
                                                                           Brokerage Representative,
                                                                           Fidelity Investments, October,
                                                                           1998 to March, 1999

The following table discloses the number of other accounts managed by the portfolio manager team member and the total assets managed within other registered investment companies ("RIC"). The Adviser does not use any performance based fees.

                             NUMBER OF RIC                                   NUMBER OF OTHER      TOTAL ASSETS OF OTHER
TEAM MEMBER                    ACCOUNTS             TOTAL RIC ASSETS             ACCOUNTS                ACCOUNTS
---------------------  --------------------------   -----------------  -----------------------    ---------------------
Jason Jackman                    2                  $      58,700,077             5               $         149,900,000

Dale Coates                      3                  $     107,454,533            38               $         181,118,000

Michael Leisring                 2                  $      58,700,077             1               $              47,000

There are currently no conflicts of interest between the management of the funds and the accounts described above that the Fund determines is material. Purchases and redemptions to the accounts are processed with an allocation program that does not permit any discrimination to either the Fund accounts or the accounts described above.

Each of the team members are compensated for their services by the Adviser. The Portfolio's compensation consists of a salary, incentive compensation, and retirement plans contributions by the Adviser. The salary for each team member is fixed. The incentive compensation structure provides additional compensation to the portfolio management team member if the Funds and accounts described in the table meet certain performance criteria versus the established benchmarks on a pretax basis. The benchmarks are measured on a one and three year basis. Portfolio management team members are also eligible for participation in a Defined

Contribution Plan which provides retirement contributions based on a percent of salary which is applied to all employees of the Adviser and its affiliates.

CUSTODIAN

The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202, is the current custodian of the Funds' investments. The Custodian acts as each Fund's depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

FUND SERVICES

Johnson Financial, Inc. ("JFI"), 3777 West Fork Road, Cincinnati, Ohio 45247, acts as the Funds' transfer agent. A Trustee and four officers of the Trust are members of management and/or employees of JFI. JFI maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the services as transfer agent, for the fiscal years ended December 30, 2002, 2003 and 2004, JFI received from the Adviser (not the Funds) an annual fee of $30,000 in the aggregate for all Funds of the Trust.

In addition, JFI provides fund accounting services to each Fund, including maintaining each Fund's accounts, books and records, calculating net asset value per share and distributions, and providing reports and other accounting services. For the services as fund accountant, for the fiscal years ended December 31, 2002, 2003 and 2004, JFI received from the Adviser (not the Funds) an annual fee of $18,000 in the aggregate for all Funds of the Trust.

JFI also provides the Funds with administrative services to each Fund and the Trust, including all compliance, regulatory reporting and necessary office equipment, personnel and facilities. For its services as fund administrator, for the fiscal years ended December 31, 2002, 2003 and 2004, JFI received from the Adviser (not the Funds) an annual fee of $264,000 in the aggregate for all Funds of the Trust.

ACCOUNTANTS

The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 2005. Cohen McCurdy Ltd. performs an annual audit of the Trust's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditor report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to shareholders for the period ended December 31, 2004. The Funds will provide the Annual Report without charge at written request or request by telephone.